Exhibit 99.1

Quarterly Earnings and
Supplemental Operating and Financial Data

December 31, 2010

LEXINGTON REALTY TRUST
SUPPLEMENTAL REPORTING PACKAGE
December 31, 2010

This Quarterly Earnings Release and Supplemental Reporting Package contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to:  (1) the authorization of Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) the failure to continue to qualify as a real estate investment trust, (3) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (4) competition, (5) increases in real estate construction costs, (6) changes in interest rates, or (7) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

Lexington Realty Trust TRADED: NYSE: LXP
One Penn Plaza, Suite 4015
New York NY 10119-4015

Contact:
Investor or Media Inquiries, T. Wilson Eglin, CEO
Lexington Realty Trust
Phone: (212) 692-7200 E-mail: tweglin@lxp.com

FOR IMMEDIATE RELEASE
Thursday, February 24, 2011

LEXINGTON REALTY TRUST REPORTS FOURTH QUARTER 2010 RESULTS

New York, NY – February 24, 2011 – Lexington Realty Trust (“Lexington”) (NYSE:LXP), a real estate investment trust focused on single-tenant real estate investments, today announced results for the fourth quarter ended December 31, 2010.

Fourth Quarter 2010 Highlights
•	Generated Company Funds From Operations (“Company FFO”) of $37.5 million or $0.24 per diluted common share/unit, adjusted for certain items.
•	Executed 17 new and renewal leases, totaling approximately 1.9 million square feet.
•	Reduced overall consolidated debt by $149.4 million, bringing debt reduction for the year to $300.3 million.
•	Sold three properties for an aggregate gross sales price of $9.1 million.
•	Issued 11.5 million common shares, raising net proceeds of $87.1 million.
•	Acquired a 105,000 square foot office property in Columbus, Ohio for $16.7 million.

Subsequent to Quarter End Highlights
•	Disposed of five properties for $78.4 million.
•	Refinanced existing secured revolving credit facility with a $300.0 million secured revolving credit facility increasing the availability by $80.0 million and extending the maturity for three years.
•	Executed eight new and renewal leases, totaling approximately 1.1 million square feet.

T. Wilson Eglin, President and Chief Executive Officer of Lexington, stated, “We are pleased with our fourth quarter results and our many achievements in 2010. We reduced debt by $300.3 million, signed 4.1 million square feet of leases, and raised overall portfolio occupancy from 92.0% to 93.4%. We had great success with our disposition program, monetizing 13 non-core properties for $158.1 million at a weighted-average cap rate of 4.2%. So far in 2011, we continued our capital recycling strategy by disposing of five properties for $78.4 million at a weighted-average cap rate of 5.9%, further evidencing our commitment to non-core asset sales as a primary source of capital to retire maturing debt and fund new core investments that we believe will grow our cash flow and enhance our portfolio.”

FINANCIAL RESULTS

Revenues

For the quarter ended December 31, 2010, total gross revenues were $85.7 million, compared with total gross revenues of $85.8 million for the quarter ended December 31, 2009.

Company FFO Attributable to Common Shareholders/Unitholders

The following presents in tabular form the items excluded from Company FFO for the periods presented (in millions, except for per diluted share/unit data):

	Three Months Ended December 31,						Twelve Months Ended December 31,
	2010	Per Diluted Share/Unit		2009	Per Diluted Share/Unit		2010	Per Diluted Share/Unit		2009	Per Diluted Share/Unit
Reported Company FFO(A)	$39.2	$0.24		$(17.0)	$(0.13)		$110.6	$0.71		$(56.4)	$(0.47)
Debt satisfaction, net	(0.5)			(7.0)			(3.1)			(28.5)
Forward equity commitment	(3.5)			(4.6)			(8.9)			(7.2)
Impairment losses – real estate	1.9			60.8			56.9			99.6
Impairment losses – real estate noncontrolling interests	(0.1)			--			(9.7)			--
Impairment losses – consolidated debt investments	--			--			--			1.6
Impairment losses/reserves – Concord debt investments	--			--			--			71.4
Impairment loss – Concord equity investment	--			--			--			68.2
Impairment loss – JV	--			--			--			6.5
Lease termination/ deferred maintenance payments	--			--			--			(3.2)
Land transaction income, net	--			--			--			(1.3)
Other	0.5	--		0.2			1.1	--		1.3
Company FFO, as adjusted	$37.5	$0.24	(B)	$32.4	$0.25	(B)	$146.9	$0.96	(B)	$152.0	$1.29	(B)

(A)	A reconciliation of GAAP net income (loss) to Company FFO is provided later in this press release.
(B)
Per diluted share/unit reflects the impact of estimated net common shares retired upon the assumed settlement of the forward equity commitment of (3,412,567), (3,162,470), (3,312,724) and (2,356,328) for the three months ended December 31, 2010 and 2009 and the twelve months ended December 31, 2010 and 2009, respectively.

Net Income (Loss) Attributable to Common Shareholders

For the quarter ended December 31, 2010, net income attributable to common shareholders was $5.3 million, or income of $0.04 per diluted share, compared with net loss attributable to common shareholders for the quarter ended December 31, 2009 of ($52.3) million, or a loss of ($0.43) per diluted share.

Capital Activities and Balance Sheet Update

During the fourth quarter, Lexington issued 11.5 million common shares, raising net proceeds of $87.1 million. The proceeds are expected to be used for general corporate purposes, including debt repayment and acquisitions.

Overall consolidated debt was reduced in the fourth quarter by $149.4 million and by $300.3 million for the year. During the fourth quarter, Lexington fully satisfied the $18.8 million balance on the secured revolving credit facility outstanding at September 30, 2010, retired $111.0 million in non-recourse mortgage debt on four properties and paid off a $14.5 million contract right payable.

Subsequent to quarter end, Lexington refinanced its existing $220.0 million secured revolving credit facility which was scheduled to mature in February 2011, with a $300.0 million secured revolving credit facility, which matures in January 2014 but can be extended to January 2015 at Lexington’s option. The new credit facility is secured by ownership interest pledges and guarantees by certain of Lexington’s subsidiaries that in the aggregate own, as of today, interests in a borrowing base consisting of 79 properties. With the consent of the lenders, Lexington can increase the size of the secured revolving credit facility by $225.0 million, for a total facility size of $525.0 million.

As a result of these fourth quarter activities, Lexington’s 2011 scheduled debt maturities were reduced from $68.7 million to $12.9 million.

Common Share Dividend/Distribution

On November 3, 2010, Lexington declared a regular quarterly dividend/distribution for the quarter ended December 31, 2010 of $0.115 per common share/unit, which was paid on January 14, 2011 to common shareholders/unitholders of record as of December 31, 2010. This quarterly dividend of $0.115 per common share/unit represents a 15% increase and, subject to quarterly authorization by Lexington’s Board of Trustees, an expected annualized dividend of $0.46 per common share/unit.

OPERATING ACTIVITIES

Capital Recycling

During the fourth quarter of 2010, Lexington sold three properties to unrelated parties for an aggregate gross sales price of $9.1 million, representing a cap rate of -4.3%. During 2010, Lexington monetized 13 properties for an aggregate price of $158.1 million at a weighted-average cap rate of 4.2%. Subsequent to quarter end, Lexington disposed of five properties for $78.4 million at a weighted-average cap rate of 5.9%.

Investments

During the fourth quarter of 2010, Lexington acquired an interest in a 105,000 square foot Class A office property for $16.7 million (9.1% cap rate, 10.4% on a GAAP basis). The property is located in Columbus, Ohio and is net-leased for a 16-year term.

Leasing Activity

For the quarter ended December 31, 2010, 17 new and renewal leases for 1.9 million square feet were executed in Lexington’s portfolio. At December 31, 2010, Lexington’s overall portfolio was 93.4% leased.

2011 EARNINGS GUIDANCE

Lexington estimates that Company FFO guidance will be $0.90 to $0.93 per diluted share for the year ended December 31, 2011. This guidance is forward looking, excludes the impact of certain items and is based on current expectations.

FOURTH QUARTER 2010 CONFERENCE CALL

Lexington will host a conference call today, Thursday, February 24, 2011, at 11:00 a.m. Eastern Time, to discuss its results for the quarter ended December 31, 2010. Interested parties may participate in this conference call by dialing (877) 397-0272 or (719) 325-4781. A replay of the call will be available through March 10, 2011, at (877) 870-5176 or (858) 384-5517, pin: 8079941. A live webcast of the conference call will be available at www.lxp.com within the Investor Relations section.

ABOUT LEXINGTON REALTY TRUST

Lexington Realty Trust is a real estate investment trust that owns, invests in, and manages office, industrial and retail properties net-leased to major corporations throughout the United States and provides investment advisory and asset management services to investors in the net lease area. Lexington shares are traded on the New York Stock Exchange under the symbol “LXP”. Additional information about Lexington is available on-line at www.lxp.com or by contacting Lexington Realty Trust, One Penn Plaza, Suite 4015, New York, New York 10119-4015, Attention: Investor Relations.

This release contains certain forward-looking statements which involve known and unknown risks, uncertainties or other factors not under Lexington’s control which may cause actual results, performance or achievements of Lexington to be materially different from the results, performance, or other expectations implied by these forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to, those discussed under the headings “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Risk Factors” in Lexington’s periodic reports filed with the Securities and Exchange Commission, including risks related to: (1) the authorization by Lexington’s Board of Trustees of future dividend declarations to achieve an annualized dividend paid in 2011 of $0.46 per common share, (2) Lexington’s ability to achieve its estimate of Company FFO for the year ended December 31, 2011, (3) the failure to continue to qualify as a real estate investment trust, (4) changes in general business and economic conditions, including the impact of the current global financial and credit crisis, (5) competition, (6) increases in real estate construction costs, (7) changes in interest rates, or (8) changes in accessibility of debt and equity capital markets. Copies of the periodic reports Lexington files with the Securities and Exchange Commission are available on Lexington’s web site at www.lxp.com. Forward-looking statements, which are based on certain assumptions and describe Lexington’s future plans, strategies and expectations, are generally identifiable by use of the words “believes,” “expects,” “intends,” “anticipates,” “estimates,” “projects”, “is optimistic” or similar expressions. Lexington undertakes no obligation to publicly release the results of any revisions to those forward-looking statements which may be made to reflect events or circumstances after the occurrence of unanticipated events. Accordingly, there is no assurance that Lexington’s expectations will be realized.

References to Lexington refer to Lexington Realty Trust and its consolidated subsidiaries. All interests in properties are held through special purpose entities, which are separate and distinct legal entities, but consolidated for financial statement purposes and/or disregarded for income tax purposes.

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
Three and twelve months ended December 31, 2010 and 2009
(Unaudited and in thousands, except share and per share data)

	Three months ended December 31,		Twelve months ended December 31,
	2010	2009	2010	2009
Gross revenues:
Rental	$77,058	$75,715	$307,713	$315,493
Advisory and incentive fees	239	388	1,108	1,822
Tenant reimbursements	8,385	9,707	34,034	39,001
Total gross revenues	85,682	85,810	342,855	356,316

Expense applicable to revenues:
Depreciation and amortization	(40,823)	(40,083)	(163,355)	(164,968)
Property operating	(18,627)	(18,597)	(71,907)	(75,026)
General and administrative	(6,682)	(5,613)	(22,487)	(23,425)
Non-operating income	3,873	1,145	11,855	8,021
Interest and amortization expense	(29,523)	(31,188)	(123,115)	(127,793)
Debt satisfaction gains, net	982	155	208	17,023
Change in value of forward equity commitment	3,506	4,586	8,906	7,182
Impairment charges and loan losses	--	(3,598)	(6,879)	(5,174)

Loss before benefit (provision) for income taxes, equity in earnings (losses) of non-consolidated entities and discontinued operations	(1,612)	(7,383)	(23,919)	(7,844)
Benefit (provision) for income taxes	140	(727)	(1,556)	(2,374)
Equity in earnings (losses) of non-consolidated entities	5,675	7,637	21,741	(123,176)
Income (loss) from continuing operations	4,203	(473)	(3,734)	(133,394)

Discontinued operations:
Income (loss) from discontinued operations	316	(958)	(1,139)	(2,410)
Provision for income taxes	(1)	(9)	(16)	(81)
Debt satisfaction gains (charges), net	(458)	6,864	2,927	11,471
Gains on sales of properties	12,091	2,854	14,613	9,134
Impairment charges	(1,874)	(57,205)	(50,061)	(95,992)
Total discontinued operations	10,074	(48,454)	(33,676)	(77,878)
Net income (loss)	14,277	(48,927)	(37,410)	(211,272)
Less net loss (income) attributable to noncontrolling interests	(2,703)	2,960	4,450	1,120
Net income (loss) attributable to Lexington Realty Trust shareholders	11,574	(45,967)	(32,960)	(210,152)
Dividends attributable to preferred shares – Series B	(1,590)	(1,590)	(6,360)	(6,360)
Dividends attributable to preferred shares – Series C	(1,702)	(1,702)	(6,809)	(7,218)
Dividends attributable to preferred shares – Series D	(2,926)	(2,926)	(11,703)	(11,703)
Dividends attributable to non-vested common shares	(83)	(65)	(264)	(449)
Conversion dividend – Series C	--	--	--	(6,994)
Net income (loss) attributable to common shareholders	$5,273	$(52,250)	$(58,096)	$(242,876)

Income (loss) per common share – basic and diluted:
Loss from continuing operations	$(0.03)	$(0.06)	$(0.25)	$(1.53)
Income (loss) from discontinued operations	0.07	(0.37)	(0.19)	(0.69)
Net income (loss) attributable to common shareholders	$0.04	$(0.43)	$(0.44)	$(2.22)

Weighted average common shares outstanding – basic and diluted	135,432,527	120,530,087	130,985,809	109,280,955

Amounts attributable to common shareholders:
Loss from continuing operations	$(3,726)	$(6,986)	$(33,357)	$(167,880)
Income (loss) from discontinued operations	8,999	(45,264)	(24,739)	(74,996)
Net income (loss) attributable to common shareholders	$5,273	$(52,250)	$(58,096)	$(242,876)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
December 31, 2010 and December 31, 2009
(Unaudited and in thousands, except share and per share data)

	2010	2009
Assets:
Real estate, at cost	$3,363,586	$3,552,806
Less: accumulated depreciation and amortization	601,239	537,406
	2,762,347	3,015,400
Property held for sale – discontinued operations	7,316	--
Intangible assets, net	203,495	267,161
Cash and cash equivalents	52,644	53,865
Restricted cash	26,644	21,519
Investment in and advances to non-consolidated entities	83,738	55,985
Deferred expenses, net	39,912	38,245
Loans receivable, net	88,937	60,567
Rent receivable – current	7,498	11,463
Rent receivable – deferred	6,293	12,529
Other assets	56,172	43,111
Total assets	$3,334,996	$3,579,845

Liabilities and Equity:
Liabilities:
Mortgages and notes payable	$1,481,216	$1,857,909
Exchangeable notes payable	61,438	85,709
Convertible notes payable	103,211	-
Trust preferred securities	129,120	129,120
Contract right payable	--	15,252
Dividends payable	23,071	18,412
Liabilities – discontinued operations	3,876	--
Accounts payable and other liabilities	51,292	43,629
Accrued interest payable	13,989	11,068
Deferred revenue - below market leases, net	96,490	107,535
Prepaid rent	15,164	13,975
	1,978,867	2,282,609
Commitments and contingencies

Equity:
Preferred shares, par value $0.0001 per share; authorized 100,000,000 shares,
Series B Cumulative Redeemable Preferred, liquidation preference $79,000, 3,160,000 shares issued and outstanding	76,315	76,315
Series C Cumulative Convertible Preferred, liquidation preference $104,760, 2,095,200 shares issued and outstanding	101,778	101,778
Series D Cumulative Redeemable Preferred, liquidation preference $155,000, 6,200,000 shares issued and outstanding	149,774	149,774
Common shares, par value $0.0001 per share; authorized 400,000,000 shares, 146,552,589 and 121,943,258 shares issued and outstanding in 2010 and 2009, respectively	15	12
Additional paid-in-capital	1,937,942	1,750,979
Accumulated distributions in excess of net income	(985,562)	(870,862)
Accumulated other comprehensive income (loss)	(106)	673
Total shareholders’ equity	1,280,156	1,208,669
Noncontrolling interests	75,973	88,567
Total equity	1,356,129	1,297,236
Total liabilities and equity	$3,334,996	$3,579,845

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
COMPANY FUNDS FROM OPERATIONS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
COMPANY FUNDS FROM OPERATIONS: (1)
Basic and Diluted:
Net income (loss) attributable to common shareholders	$5,273	$(52,250)	$(58,096)	$(242,876)
Adjustments:
Depreciation and amortization	39,953	41,597	163,759	178,000
Noncontrolling interests - OP units	2,040	(2,903)	3,482	(1,970)
Amortization of leasing commissions	870	794	3,491	3,063
Joint venture and noncontrolling interest adjustment	(894)	(1,106)	(2,872)	4,279
Gain on sale of joint venture investment	--	(2,000)	--	(2,003)
Preferred dividends - Series C	1,702	1,702	6,809	14,212
Gains on sales of properties	(12,091)	(2,854)	(14,613)	(9,134)
Gain on sale of marketable securities	--	--	--	(19)
Interest and amortization on 6.00% Convertible Notes	2,327	--	8,610	--
Company FFO	$39,180	$(17,020)	$110,570	$(56,448)

Basic:
Weighted average common shares outstanding - EPS	135,432,527	120,530,087	130,985,809	109,280,955
6.00% Convertible Notes	16,230,905	--	15,084,397	--
Non-vested share-based payment awards	92,207	9,757	75,675	540
Operating Partnership Units	5,001,173	5,442,773	5,200,191	5,447,974
Preferred Shares – Series C	5,099,507	5,099,507	5,099,507	5,370,135
Weighted average common shares outstanding	161,856,319	131,082,124	156,445,579	120,099,604
Company FFO per common share - Basic	$0.24	$(0.13)	$0.71	$(0.47)

Diluted:
Weighted average common shares outstanding - EPS	135,432,527	120,530,087	130,985,809	109,280,955
6.00% Convertible Notes	16,230,905	--	15,084,397	--
Non-vested share-based payment awards	92,207	9,757	75,675	540
Operating Partnership Units	5,001,173	5,442,773	5,200,191	5,447,974
Preferred Shares – Series C	5,099,507	5,099,507	5,099,507	5,370,135
Options – Incremental shares	272,140	--	--	--
Weighted average common shares outstanding	162,128,459	131,082,124	156,445,579	120,099,604
Company FFO per common share - Diluted	$0.24	$(0.13)	$0.71	$(0.47)

LEXINGTON REALTY TRUST AND CONSOLIDATED SUBSIDIARIES
EARNINGS PER SHARE
(Unaudited and in thousands, except share and per share data)

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2010	2009	2010	2009
EARNINGS PER SHARE:

Basic and Diluted:
Loss from continuing operations attributable to common shareholders	$(3,726)	$(6,986)	$(33,357)	$(167,880)
Income (loss) from discontinued operations attributable to common shareholders	8,999	(45,264)	(24,739)	(74,996)
Net income (loss) attributable to common shareholders	$5,273	$(52,250)	$(58,096)	$(242,876)

Weighted average number of common shares outstanding	135,432,527	120,530,087	130,985,809	109,280,955
Income (loss) per common share:
Loss from continuing operations	$(0.03)	$(0.06)	$(0.25)	$(1.53)
Income (loss) from discontinued operations	0.07	(0.37)	(0.19)	(0.69)
Net income (loss) attributable to common shareholders	$0.04	$(0.43)	$(0.44)	$(2.22)

1 Lexington believes that Funds from Operations (“FFO”) is a widely recognized and appropriate measure of the performance of an equity REIT. Lexington presents FFO because it considers FFO an important supplemental measure of Lexington’s operating performance. Lexington believes FFO is frequently used by securities analysts, investors and other interested parties in the evaluation of REITs, many of which present FFO when reporting their results. FFO is intended to exclude generally accepted accounting principles (“GAAP”) historical cost depreciation and amortization of real estate and related assets, which assumes that the value of real estate diminishes ratably over time. Historically, however, real estate values have risen or fallen with market conditions. As a result, FFO provides a performance measure that, when compared year over year, reflects the impact to operations from trends in occupancy rates, rental rates, operating costs, development activities, interest costs and other matters without the inclusion of depreciation and amortization, providing perspective that may not necessarily be apparent from net income.

FFO is determined in accordance with standards established by the National Association of Real Estate Investment Trusts, Inc. (“NAREIT”). FFO is defined by NAREIT as “net income (or loss) computed in accordance with GAAP, excluding gains (or losses) from sales of property, plus real estate depreciation and amortization and after adjustments for unconsolidated partnerships and joint ventures.” FFO does not represent cash generated from operating activities in accordance with GAAP and is not indicative of cash available to fund cash needs. FFO should not be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow as a measure of liquidity.

Lexington includes in its calculation of FFO, which Lexington refers to as the “Company’s funds from operations” or “Company FFO,” Lexington’s operating partnership units, Lexington’s Series C Cumulative Convertible Preferred Shares, and Lexington’s 6.00% Convertible Notes because these securities are convertible, at the holder’s option, into Lexington’s common shares. Management believes this is appropriate and relevant to securities analysts, investors and other interested parties because Lexington presents Company FFO on a company-wide basis as if all securities that are convertible, at the holder’s option, into Lexington’s common shares, are converted. Since others do not calculate FFO in a similar fashion, Company FFO may not be comparable to similarly titled measures as reported by others.

# # #

LEXINGTON REALTY TRUST
2010 Fourth Quarter Leasing Summary

	NEW LEASES
	Tenants/Guarantors	Location		Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	New GAAP Rent Per Annum ($000)(1)

	Office/Multi-Tenant
1	Anwar Influence LLC	Honolulu	HI	11/2012	326	$1	$1
2	Brown Mackie College-Phoenix, Inc.	Phoenix	AZ	09/2019	8,104	$44	$44
3	Business Pro LLC	Decatur	GA	06/2016	2,258	$23	$23
4	DuPont Airproducts Nanomaterials LLC (2)(3)	Tempe	AZ	06/2022	95,133	$613	$678
5	Pacific Rim Play Therapy LLC	Honolulu	HI	11/2011	391	$1	$1
6	TRC Staffing Services, Inc.	Decatur	GA	12/2014	1,137	$18	$18
6	Total new office/multi-tenant leases				107,349	$700	$765
	Industrial/Multi-Tenant
1	Cimetra LLC	Antioch	TN	07/2016	67,200	$66	$141
1	Total new industrial/multi-tenant leases				67,200	$66	$141
7	TOTAL NEW LEASES				174,549	$766	$906

	LEASE EXTENSIONS
	Tenants/Guarantors	Location		Prior Term	Lease Expiration Date	Sq. Ft.	New Cash Rent Per Annum ($000)(1)	Prior Cash Rent Per Annum ($000)	New GAAP Rent Per Annum ($000)(1)	Prior GAAP Rent Per Annum ($000)

	Office/Multi-Tenant
1	Associated Billing Services, Inc.	Phoenix	AZ	07/2016	11/2016	17,767	$178	$325	$245	$308
2	Nissan Motor Acceptance Corporation (4)	Irving	TX	03/2013	03/2023	225,049	$3,038	$4,168	$3,272	$4,098
3	Office Suites Plus Properties	Decatur	GA	09/2019	01/2020	18,838	$425	$425	$425	$425
4	Raytheon Company (2)	Garland	TX	05/2011	05/2016	278,759	$719	$719	$719	$980
5	SunTrust Bank (5)	Johnson City	TN	11/2011	11/2021	20,507	$458	$228	$458	$255
6	Yogikrupa, Inc.	Chicago	IL	08/2010	06/2011	134	$9	$9	$9	$9
6	Total office/multi-tenant lease extensions					561,054	$4,827	$5,874	$5,128	$6,075
	Industrial
1	Enbridge Energy L.P.	Marshall	MI	02/2011	02/2012	58,300	$190	$198	$190	$198
2	Ingram Micro L.P.	Millington	TN	09/2011	09/2021	701,819	$1,790	$2,440	$1,887	$2,370
3	Kraft Foods Global, Inc.	Winchester	VA	05/2011	05/2016	344,700	$1,206	$1,608	$1,289	$1,577
3	Total industrial lease extensions					1,104,819	$3,186	$4,246	$3,366	$4,145
	Retail
1	The Kroger Company	Houston	TX	12/2011	12/2016	52,200	$281	$281	$404	$404
1	Total retail lease extensions					52,200	$281	$281	$404	$404
10	TOTAL LEASE EXTENSIONS					1,718,073	$8,294	$10,401	$8,898	$10,624
17	TOTAL NEW AND EXTENDED LEASES					1,892,622	$9,060	$10,401	$9,804	$10,624

Footnotes
(1)	Assumes twelve months rent from the later of 1/1/2011 or lease commencement/extension.
(2)	Investment held in Net Lease Strategic Assets Fund L.P., rent amounts reflect Lexington's 47.73% ownership percentage.
(3)	New subtenant direct lease commences July 2013.
(4)	Prior Cash and GAAP rent reflects only the 225,049 leased sq. ft. Remaining sq. ft. will be vacant.
(5)	Prior Cash and GAAP rent reflects only the 20,507 leased sq. ft. Remaining sq. ft. will not be leased by tenant in 11/11.

LEXINGTON REALTY TRUST
2010 Fourth Quarter Investment/Disposition Summary

	INVESTMENTS (1)
	Tenants/Guarantors	Location		Property Type	Basis ($000)	Estimated Current Annual Cash Rent Net ($000)	Current Cash Yield	Lease Expiration
1	Evans, Mechwart, Hambleton & Tilton, Inc.	Columbus	OH	Office	$16,650	$1,520	9.1%	12/2026
1	TOTAL INVESTMENTS				$16,650	$1,520	9.1%

	DISPOSITIONS (2)
	Tenants/Guarantors	Location		Property Type	Gross Sale Price ($000)	Annualized NOI ($000)	Month of Disposition
1	Kohl's Department Stores, Inc.	Tallahassee	FL	Retail	$2,200	$200	December
2	Vacant	Long Beach	CA	Industrial	$6,100	$(577)	October
3	Vacant	Duluth	GA	Multi-Tenant/Office	$775	$(14)	November

3	TOTAL DISPOSITIONS				$9,075	$(391)

Footnotes
(1)	In addition, purchased 3.4 acres of land underlying the Beaumont, Texas property for $500 thousand.
(2)	Excludes Salt Lake City, Utah property sold 12/2010 for $36.6 million including mortgage assumption of $36.4 million. This asset was monetized in 2Q 2010 supplemental after the financing closed.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
OFFICE PROPERTIES
2011	1/31/2011	4848 129th East Ave.	Tulsa	OK	--		HSBC Card Services, Inc. (HSBC Finance Corporation)	2000	101,100	1,434	1,434	0
	2/28/2011	4200 RCA Blvd.	Palm Beach Gardens	FL	--		The Wackenhut Corporation	1996	96,118	1,813	1,811	2,402
	9/30/2011	200 Lucent Ln.	Cary	NC	--		Alcatel-Lucent USA, Inc.	1999	124,944	2,297	2,059	0
	11/30/2011	4000 Johns Creek Pkwy.	Suwanee	GA	--		PerkinElmer Instruments, LLC	2001	13,955	255	253	0
	12/31/2011	2050 Roanoke Rd.	Westlake	TX	--		Chrysler Financial Services Americas, LLC	2001	130,290	3,660	3,455	0
		37101 Corporate Dr.	Farmington Hills	MI	(10)		Continental Automotive Systems, Inc.	2001	119,829	5,111	3,537	0
2012	1/31/2012	26210 and 26220 Enterprise Court	Lake Forest	CA	--		Apria Healthcare, Inc. (Apria Healthcare Group, Inc.)	2001	100,012	1,972	1,792	0
		4000 Johns Creek Pkwy.	Suwanee	GA	--		Kraft Foods Global, Inc.	2001	73,264	1,424	1,385	0
		1275 Northwest 128th St.	Clive	IA	--		Principal Life Insurance Company	2004	61,180	799	799	935
	3/31/2012	1701 Market St.	Philadelphia	PA	(6	)(7)	Car-Tel Communications, Inc.	1957/1997	1,220	49	48	0
		3940 South Teller St.	Lakewood	CO	--		MoneyGram Payment Systems, Inc.	2002	68,165	1,222	867	1,295
		120 East Shore Dr.	Glen Allen	VA	--		Capital One Services, LLC	2000	77,045	804	784	847
	6/30/2012	275 South Valencia Ave.	Brea	CA	(21)		Bank of America, NA	1983	637,503	8,710	8,794	0
	8/31/2012	5757 Decatur Blvd.	Indianapolis	IN	--		Allstate Insurance Company	2002	84,200	1,374	1,548	0
							Damar Services, Inc.	2002	5,756	43	43	47
		2706 Media Center Dr.	Los Angeles	CA	--		Sony Electronics, Inc.	2000	20,203	211	211	0
	10/31/2012	4455 American Way	Baton Rouge	LA	--		Bell South Mobility, Inc.	1997	70,100	1,134	1,114	0
	11/7/2012	2706 Media Center Dr.	Los Angeles	CA	--		Playboy Enterprises, Inc.	2000	63,049	1,514	1,257	0
	11/14/2012	2211 South 47th St.	Phoenix	AZ	--		Avnet, Inc.	1997	176,402	2,408	2,259	0
	12/31/2012	200 Executive Blvd. South	Southington	CT	--		Hartford Fire Insurance Company	1984/2006	153,364	1,679	1,624	0
2013	1/31/2013	12600 Gateway Blvd.	Fort Meyers	FL	--		Gartner, Inc.	1998	62,400	1,119	1,093	0
		810 & 820 Gears Rd.	Houston	TX	--		IKON Office Solutions, Inc.	2000	157,790	2,273	2,251	0
	3/31/2013	3165 McKelvey Rd.	Bridgeton	MO	--		BJC Health System	1981	52,994	384	527	0
	4/30/2013	Sandlake Rd./Kirkman Rd.	Orlando	FL	--		Lockheed Martin Corporation	1982	184,000	960	1,870	960
	5/31/2013	6303 Barfield Rd.	Atlanta	GA	--		International Business Machines Corporation (Internet Security Systems, Inc.)	2000/2001	238,600	4,831	4,882	0
	6/30/2013	2210 Enterprise Dr.	Florence	SC	(6)		JPMorgan Chase Bank, National Association	1998	179,300	1,255	1,255	0
	9/30/2013	9200 South Park Center Loop	Orlando	FL	(6)		Corinthian Colleges, Inc.	2003	59,927	1,290	1,159	0
	11/30/2013	10475 Crosspoint Blvd.	Indianapolis	IN	--		Yellow Book Sales and Distribution Company, Inc.	1999	3,764	5	5	0
		1110 Bayfield Dr.	Colorado Springs	CO	--		Honeywell International, Inc.	1980/1990/ 2002	166,575	1,598	1,599	1,713
	12/13/2013	3333 Coyote Hill Rd.	Palo Alto	CA	--		Xerox Corporation	1973/1975/ 1982	202,000	3,499	3,390	0
	12/31/2013	2550 Interstate Dr.	Harrisburg	PA	--		New Cingular Wireless PCS, LLC	1998	81,859	1,862	1,870	0
2014	1/31/2014	1701 Market St.	Philadelphia	PA	(7)		Morgan, Lewis & Bockius, LLC	1957/1997	290,565	4,465	4,464	4,631
	3/15/2014	101 East Erie St.	Chicago	IL	--		Draftfcb, Inc. (Interpublic Group of Companies, Inc.)	1986	216,011	4,148	5,018	0
	5/31/2014	3476 Stateview Blvd.	Fort Mill	SC	--		Wells Fargo Bank, N.A.	2002	169,083	2,562	2,535	0
		3480 Stateview Blvd.	Fort Mill	SC	--		Wells Fargo Bank, N.A.	2004	169,218	3,516	3,458	0
		859 Mount Vernon Hwy.	Atlanta	GA	(12)		International Business Machines Corporation (Internet Security Systems, Inc.)	2004	50,400	1,239	1,030	0
	7/31/2014	16676 Northchase Dr.	Houston	TX	--		Anadarko Petroleum Corporation	2003	101,111	1,638	1,629	0
	9/30/2014	333 Mt. Hope Ave.	Rockaway	NJ	--		BASF Corporation	1981/2002/ 2004	95,500	2,244	2,123	0
	10/31/2014	1409 Centerpoint Blvd.	Knoxville	TN	--		Alstom Power, Inc.	1997	84,404	1,639	1,621	0
		2800 Waterford Lake Dr.	Midlothian	VA	--		Alstom Power, Inc.	2000	99,057	2,035	2,015	0
		700 US Hwy. Route 202-206	Bridgewater	NJ	--		Biovail Pharmaceuticals, Inc. (Biovail Corporation)	1985/2003/ 2004	115,558	2,311	2,848	0
	12/14/2014	5150 220th Ave.	Issaquah	WA	--		OSI Systems, Inc. (Instrumentarium Corporation)	1992	106,944	2,194	2,151	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		22011 Southeast 51st St.	Issaquah	WA	--		OSI Systems, Inc. (Instrumentarium Corporation)	1987	95,600	1,954	1,888	0
	12/31/2014	1066 Main St.	Forest Park	GA	--		Bank of America, NA (Bank of America Corporation)	1969	14,859	199	199	199
		180 South Clinton St.	Rochester	NY	(6)		Frontier Corporation	1988/2000	226,000	2,977	2,970	0
		201 West Main St.	Cumming	GA	--		Bank of America, NA (Bank of America Corporation)	1968/1982	14,208	198	198	198
		2223 North Druid Hills Rd.	Atlanta	GA	--		Bank of America, NA (Bank of America Corporation)	1972	6,260	112	112	112
		275 Technology Dr.	Canonsburg	PA	--		ANSYS, Inc.	1996	107,872	1,429	1,378	0
		400 Butler Farm Rd.	Hampton	VA	--		Nextel Communications of the Mid-Atlantic, Inc. (Nextel Finance Company)	1999	100,632	1,230	1,241	0
		4545 Chamblee – Dunwoody Rd.	Chamblee	GA	--		Bank of America, NA (Bank of America Corporation)	1972	4,565	88	88	88
		825 Southway Dr.	Jonesboro	GA	--		Bank of America, NA (Bank of America Corporation)	1971	4,894	77	77	77
		956 Ponce de Leon Ave.	Atlanta	GA	--		Bank of America, NA (Bank of America Corporation)	1975	3,900	79	79	78
		1698 Mountain Industrial Blvd.	Stone Mountain	GA	--		Bank of America, NA (Bank of America Corporation)	1973	5,704	95	95	95
2015	1/31/2015	26555 Northwestern Hwy.	Southfield	MI	--		Federal-Mogul Corporation	1963/1965/ 1988/1989	187,163	1,158	1,418	0
	4/30/2015	13775 McLearen Rd.	Herndon	VA	--		Equant, Inc. (Equant, NV)	1984/1988/ 1992	125,293	2,111	2,134	0
	7/1/2015	33 Commercial St.	Foxboro	MA	--		Invensys Systems, Inc. (Siebe, Inc.)	1982/1987	164,689	3,505	3,505	3,024
	7/31/2015	4001 International Pkwy.	Carrollton	TX	--		Motel 6 Operating, LP (Accor S.A.)	2003	138,443	3,195	3,195	3,580
	9/27/2015	10001 Richmond Ave.	Houston	TX	--		Baker Hughes, Inc.	1976/1984	554,385	8,163	7,375	6,596
		12645 West Airport Rd.	Sugar Land	TX	--		Baker Hughes, Inc.	1997	165,836	2,094	1,946	1,976
	9/30/2015	500 Olde Worthington Rd.	Westerville	OH	(5)		InVentiv Communications, Inc.	2000	97,000	1,112	1,256	0
		550 Business Center Dr.	Lake Mary	FL	--		JPMorgan Chase Bank, National Association	1999	125,920	1,799	2,096	0
		600 Business Center Dr.	Lake Mary	FL	--		JPMorgan Chase Bank, National Association	1996	125,155	1,725	2,050	0
	10/31/2015	12209 West Markham St.	Little Rock	AR	--		Entergy Arkansas, Inc.	1981	36,311	237	237	237
2016	4/30/2016	11511 Luna Rd.	Farmers Branch	TX	--		Haggar Clothing Company (Texas Holding Clothing Corporation and Haggar Corporation)	2000	180,507	2,232	3,189	2,531
		2000 Eastman Dr.	Milford	OH	--		Siemens Shared Services, LLC	1991	221,215	2,486	1,823	2,486
	10/31/2016	104 & 110 South Front St.	Memphis	TN	--		Hnedak Bobo Group, Inc.	1871/1988/ 1999	37,229	484	501	0
2017	4/30/2017	1315 West Century Dr.	Louisville	CO	--		Global Healthcare Exchange, Inc. (Global Healthcare Exchange, LLC)	1987/2006	106,877	1,473	1,600	0
	9/30/2017	9201 East Dry Creek Rd.	Centennial	CO	--		The Shaw Group, Inc.	2001/2002	128,500	2,260	2,383	0
	11/30/2017	6200 Northwest Pkwy.	San Antonio	TX	--		United HealthCare Services, Inc.	2000	142,500	1,652	1,866	0
2018	5/30/2018	13651 McLearen Rd.	Herndon	VA	--		US Government	1987	159,664	3,095	3,386	0
	6/30/2018	100 Barnes Rd.	Wallingford	CT	--		3M Company	1978/1985/ 1990/1993	44,400	680	507	0
	7/31/2018	4200 RCA Blvd.	Palm Beach Gardens	FL	--		Office Suites Plus Properties, Inc.	1996	18,400	440	449	0
	9/30/2018	1701 Market St.	Philadelphia	PA	(6	)(7)	Brinker Corner Bakery II, LLC	1957/1997	8,070	206	211	0
	11/30/2018	4201 Marsh Ln.	Carrollton	TX	--		Carlson Restaurants Worldwide, Inc. (Carlson Companies, Inc.)	2003	130,000	1,927	1,975	0
	12/22/2018	5200 Metcalf Ave.	Overland Park	KS	(6)		Swiss Re America Holding Corporation	1980/1990/ 2004/2005	320,198	4,468	4,500	0
2019	4/1/2019	9201 Stateline Rd.	Kansas City	MO	(6)		Swiss Re America Holding Corporation	1963/1973/ 1985/2003	155,925	2,109	2,109	0
	6/19/2019	3965 Airways Blvd.	Memphis	TN	--		Federal Express Corporation	1982/1983/ 1985	521,286	6,776	7,013	5,375
	7/31/2019	500 Jackson St.	Columbus	IN	--		Cummins, Inc.	1984	390,100	4,426	4,540	4,925
	10/31/2019	10475 Crosspoint Blvd.	Fishers	IN	(6)		John Wiley & Sons, Inc.	1999	123,416	2,104	2,269	0
		850-950 Warrenville Rd.	Lisle	IL	(5)		National-Louis University	1984	91,879	1,375	1,627	0
2020	1/31/2020	10300 Kincaid Dr.	Fishers	IN	--		Roche Diagnostics Operations, Inc.	1999	193,000	3,016	3,425	3,812
	2/14/2020	5600 Broken Sound Blvd.	Boca Raton	FL	(6)		Océ Printing Systems USA, Inc. (Oce-USA Holding, Inc.)	1983/2002	143,290	2,163	2,244	0
	7/8/2020	1460 Tobias Gadsen Blvd.	Charleston	SC	(6)		Hagemeyer North America, Inc.	2005	50,076	771	840	0
2021	3/31/2021	1311 Broadfield Blvd.	Houston	TX	--		Transocean Offshore Deepwater Drilling, Inc. (Transocean Sedco Forex, Inc.)	2000	155,040	3,061	2,623	0

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
	6/30/2021	1415 Wyckoff Rd.	Wall	NJ	--	New Jersey Natural Gas Company	1983	157,511	3,118	3,118	4,224
	11/30/2021	29 South Jefferson Rd.	Whippany	NJ	--	CAE SimuFlite, Inc. (HP Whippany, LLC)	2006/2008	123,734	2,328	2,327	2,069
2022	12/31/2022	147 Milk St.	Boston	MA	--	Harvard Vanguard Medical Associates, Inc.	1910	52,337	1,532	1,661	0
2023	3/31/2023	6555 Sierra Dr.	Irving	TX	--	TXU Energy Retail Company, LLC (Texas Competitive Electric Holdings Company, LLC)	1999	247,254	2,803	2,952	0
		8900 Freeport Pkwy.	Irving	TX	--	Nissan Motor Acceptance Corporation (Nissan North America, Inc.)	2003	268,445	4,460	4,484	0
	7/31/2023	11201 Renner Blvd.	Lenexa	KS	(6)	Applebee’s Services, Inc. (DineEquity, Inc.)	2007	178,000	3,585	3,902	0
2025	11/30/2025	11707 Miracle Hills Dr.	Omaha	NE	--	Infocrossing, Inc.	1988/1995	85,200	1,167	1,167	0
	12/31/2025	2005 East Technology Cir.	Tempe	AZ	--	Infocrossing, Inc.	1998	60,000	1,128	1,128	0
2026	12/29/2026	5500 New Albany Road	Columbus	OH	(18)	Evans, Mechwart, Hambleton & Tilton, Inc.	2005	104,807	8	9	0
2029	1/31/2029	6226 West Sahara Ave.	Las Vegas	NV	--	Nevada Power Company	1982	282,000	8,043	4,232	2,914
	12/31/2029	400 East Stone Ave.	Greenville	SC	(13)	Canal Insurance Company	1948/1981/ 1982/1986/ 1991/2006/ 2008	128,041	903	-	0
N/A	N/A	10475 Crosspoint Blvd.	Fishers	IN	--	(Available for Lease)	1999	13,867	-	-	0
		1701 Market St.	Philadelphia	PA	(7)	Parking Operators	1957/1997	-	2,175	2,175	0
		1701 Market St.	Philadelphia	PA	(7)	(Available for Lease)(Amounts represent prior tenant)	1957/1997	5,315	239	239	0
		850-950 Warrenville Rd.	Lisle	IL	--	(Available for Lease)	1984	7,535	-	-	0
		101 East Erie St.	Chicago	IL	--	(Available for Lease)	1986	14,693	-	-	0
OFFICE TOTAL/WEIGHTED AVERAGE						99.7% Leased		12,419,759	$197,210	$193,878

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
INDUSTRIAL PROPERTIES
2011	5/31/2011	200 Arrowhead Dr.	Hebron	OH	--	Owens Corning Insulating Systems, LLC	2000	400,522	801	801	0
2012	2/15/2012	1601 Pratt Ave.	Marshall	MI	--	Enbridge Energy L.P.	1979	58,300	108	108	0
	8/4/2012	101 Michelin Dr.	Laurens	SC	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1991/1993	1,164,000	3,413	3,304	2,619
		7111 Crabb Rd.	Temperance	MI	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	1978/1993	744,570	2,287	2,214	1,756
	10/31/2012	43955 Plymouth Oaks Blvd.	Plymouth	MI	--	Tower Automotive Operations USA I, LLC (Tower Automotive Inc.)	1996/1998	290,133	1,886	1,834	2,081
	12/31/2012	245 Salem Church Rd.	Mechanicsburg	PA	--	Exel, Inc. (NFC plc)	1985	252,000	869	866	0
2013	5/31/2013	2203 Sherrill Dr.	Statesville	NC	--	Ozburn-Hessey Logistics, LLC (OHH Acquisition Corporation)	1999/2002	639,800	1,480	1,565	0
2014	1/2/2014	2415 US Hwy. 78 East	Moody	AL	--	CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	2004	595,346	1,054	1,054	1,054
	1/31/2014	1133 Poplar Creek Rd.	Henderson	NC	--	Staples, Inc.	1998/2006	196,946	825	806	0
	12/31/2014	3686 South Central Ave.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1998	90,000	404	314	446
		75 North St.	Saugerties	NY	(11)	Rotron, Inc. (EG&G)	1979	52,000	122	232	122
2015	12/31/2015	749 Southrock Dr.	Rockford	IL	--	Jacobson Warehouse Company, Inc. (Jacobson Distribution Company, Inc. and Jacobson Transportation Company, Inc.)	1992	150,000	476	488	525
2016	2/28/2016	7670 Hacks Cross Rd.	Olive Branch	MS	--	MAHLE Clevite, Inc. (MAHLE Industries, Inc.)	1989	268,104	954	915	0
	3/31/2016	19500 Bulverde Rd.	San Antonio	TX	--	Harcourt, Inc. (Harcourt General, Inc.)	2001	559,258	3,330	3,429	0
		2455 Premier Dr.	Orlando	FL	--	Walgreen Co.	1980	205,016	508	786	508
	5/31/2016	291 Park Center Dr.	Winchester	VA	(5)	Kraft Foods Global, Inc.	2001	344,700	1,608	1,529	0
	8/31/2016	10590 Hamilton Ave.	Cincinnati	OH	--	The Hillman Group, Inc.	1991/1994/ 1995/2005	248,200	793	793	0
	9/30/2016	900 Industrial Blvd.	Crossville	TN	--	Dana Commercial Vehicle Products, LLC	1989/2006	222,200	684	684	0
2017	2/28/2017	3456 Meyers Ave.	Memphis	TN	--	Sears Logistics Services	1973	780,000	1,592	1,694	1,592
	6/30/2017	7500 Chavenelle Rd.	Dubuque	IA	(6)	The McGraw-Hill Companies, Inc.	2001	330,988	1,151	1,164	0
	9/30/2017	250 Swathmore Ave.	High Point	NC	--	Steelcase, Inc.	2002	244,851	1,079	1,087	1,165
	10/31/2017	1420 Greenwood Rd.	McDonough	GA	--	Versacold USA, Inc.	2000/2007	296,972	2,645	2,595	0
2018	6/30/2018	1650-1654 Williams Rd.	Columbus	OH	--	ODW Logistics, Inc.	1973	772,450	1,347	1,342	0
	9/30/2018	50 Tyger River Dr.	Duncan	SC	(6)	Plastic Omnium Exteriors, LLC	2005/2007/ 2008	221,833	958	958	0
2019	4/30/2019	113 Wells St.	North Berwick	ME	--	United Technologies Corporation	1965/1980	972,625	1,535	1,535	1,200
	10/17/2019	10345 Philipp Pkwy.	Streetsboro	OH	--	L'Oreal USA S/D, Inc. (L’Oreal USA, Inc.)	2004	649,250	2,529	2,621	3,149
2020	3/31/2020	2425 Hwy. 77 North	Waxahachie	TX	--	James Hardie Building Products, Inc. (James Hardie, NV)	1996/2001	335,610	3,400	3,400	0
	6/30/2020	3102 Queen Palm Dr.	Tampa	FL	--	Time Customer Service, Inc. (Time, Inc.)	1986	229,605	1,197	1,276	0
	9/30/2020	3350 Miac Cove Rd.	Memphis	TN	--	Mimeo.com, Inc.	1987	107,399	401	371	0
	12/19/2020	1901 Ragu Dr.	Owensboro	KY	(9)	Unilever Supply Chain, Inc. (Unilever United States, Inc.)	1975/1979/ 1995	443,380	1,046	1,490	1,932
2021	3/30/2021	121 Technology Dr.	Durham	NH	--	Heidelberg Americas, Inc. (Heidelberg Drackmaschinen AG)	1986/2002/ 2003	500,500	2,199	1,999	0
	5/31/2021	477 Distribution Pkwy.	Collierville	TN	--	Federal Express Corporation	1984/1987/ 2005	120,000	480	403	0
	9/30/2021	3820 Micro Dr.	Millington	TN	(6)	Ingram Micro, L.P (Ingram Micro, Inc.)	1997	701,819	2,440	2,330	0
	11/30/2021	2880 Kenny Biggs Rd.	Lumberton	NC	--	Quickie Manufacturing Corporation	1998/2001/ 2006	423,280	1,276	1,356	0
	12/31/2021	224 Harbor Freight Rd.	Dillon	SC	(6)	Harbor Freight Tools USA, Inc. (Central Purchasing, Inc.)	2001/2005	1,010,859	3,019	3,131	0
2025	6/30/2025	10000 Business Blvd.	Dry Ridge	KY	--	Dana Light Axle Products, LLC (Dana Holding Corporation and Dana Limited)	1988/1999	336,350	1,346	1,346	1,402
		4010 Airpark Dr.	Owensboro	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1998/2006	211,598	1,208	1,208	829
		301 Bill Bryan Rd.	Hopkinsville	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1989/1999/ 2000/2005	424,904	1,687	1,687	1,512
		730 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	2001	167,770	537	537	558
		750 North Black Branch Rd.	Elizabethtown	KY	--	Metalsa Structural Products, Inc. (Dana Holding Corporation and Dana Limited)	1995/2000/ 2001	539,592	2,838	2,838	2,960
	7/31/2025	7005 Cochran Rd.	Glenwillow	OH	--	Royal Appliance Manufacturing Company	1997	458,000	1,944	2,251	0
2026	10/31/2026	5001 Greenwood Rd.	Shreveport	LA	--	Libbey Glass, Inc. (Libbey, Inc.)	2006	646,000	1,976	2,165	0
N/A	N/A	1109 Commerce Blvd.	Swedesboro	NJ	(16)	(Available for Lease)	1998	262,644	-	-	0

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
		191 Arrowhead Dr.	Hebron	OH	--	(Available for Lease)(Amounts represent prior tenant)	1999	250,410	95	95	0
		250 Rittenhouse Cir.	Bristol	PA	(22)	(Available for Lease)	1983/1997	255,019	-	-	0
		3350 Miac Cove Rd.	Memphis	TN	--	(Available for Lease)	1987	32,679	-	-	0
		34 East Main St.	New Kingstown	PA	(16)	(Available for Lease)	1981	179,200	-	-	0
		6 Doughten Rd.	New Kingstown	PA	--	(Available for Lease)	1989	330,000	-	-	0
INDUSTRIAL TOTAL/WEIGHTED AVERAGE						93.0% Leased		18,716,682	$61,527	$62,601

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
RETAIL PROPERTIES
2011	6/30/2011	4733 Hills & Dales Rd.	Canton	OH	--	Bally's Total Fitness of the Midwest, Inc. (Bally's Health & Tennis Corporation)	1987	37,214	279	234	0
2012	4/30/2012	10415 Grande Ave.	Sun City	AZ	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	165	265	0
		119 North Balboa Rd.	El Paso	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	165	136	0
		402 East Crestwood Dr.	Victoria	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1982	10,000	165	116	0
		4121 South Port Ave.	Corpus Christi	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	165	135	0
		900 South Canal St.	Carlsbad	NM	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	165	105	0
		901 West Expwy.	McAllen	TX	--	Cafeteria Operators, LP (Furrs Restaurant Group, Inc.)	1980	10,000	165	164	0
	5/31/2012	3451 Alta Mesa Blvd.	Fort Worth	TX	--	Minyard Food Stores, Inc.	1985	44,000	304	361	304
	6/30/2012	1600 East 23rd St.	Chattanooga	TN	--	BI-LO, LLC	1983	42,130	131	131	138
	11/30/2012	101 West Buckingham Rd.	Garland	TX	--	Minyard Food Stores, Inc.	1982	40,000	326	326	326
		120 South Waco St.	Hillsboro	TX	--	Brookshire Grocery Company	1985	35,000	161	186	161
		205 Homer Rd.	Minden	LA	--	Brookshire Grocery Company	1985	35,000	193	285	193
2013	2/28/2013	US 221 & Hospital Rd.	Jefferson	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	73	73	73
		291 Talbert Blvd.	Lexington	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1981	23,000	138	138	138
		S. Carolina 52/52 Bypass	Moncks Corner	SC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982	23,000	62	123	62
		3211 West Beverly St.	Staunton	VA	--	Food Lion, Inc. (Delhaize America, Inc.)	1971	23,000	166	166	166
		1146 Gum Branch Rd.	Jacksonville	NC	--	Food Lion, Inc. (Delhaize America, Inc.)	1982/1995	23,000	84	110	84
	7/1/2013	1053 Mineral Springs Rd.	Paris	TN	--	The Kroger Co.	1982	31,170	159	213	159
	10/31/2013	1084 East Second St.	Franklin	OH	--	Marsh Supermarkets, Inc.	1961/1978	29,119	111	158	111
		130 Midland Ave.	Port Chester	NY	--	Pathmark Stores, Inc.	1982	59,000	458	1,197	458
		5104 North Franklin Rd.	Lawrence	IN	--	Marsh Supermarkets, Inc.	1958	28,721	193	193	193
2014	3/31/2014	N.E.C. 45th St./Lee Blvd.	Lawton	OK	--	Associated Wholesale Grocers, Inc.	1984	30,757	185	207	185
2015	1/31/2015	1700 State Route 160	Port Orchard	WA	--	Moran Foods, Inc. d/b/a Save-A-Lot, Ltd.	1983	16,037	82	82	97
	5/31/2015	24th St. West & St. John’s Ave.	Billings	MT	--	Safeway Stores, Inc.	1981	40,800	186	333	186
2016	5/31/2016	18601 Alderwood Mall Blvd.	Lynnwood	WA	--	TRU 2005 RE I, LLC	1981/1993	43,105	281	298	279
		4811 Wesley St.	Greenville	TX	--	Safeway Stores, Inc.	1985	48,492	171	242	171
		12535 Southeast 82nd Ave.	Clackamas	OR	--	TRU 2005 RE I, LLC	1981	42,842	305	324	298
		6910 South Memorial Hwy.	Tulsa	OK	--	Toys "R" Us-Delaware, Inc.	1981	43,123	257	273	255
	12/29/2016	13133 Steubner Ave.	Houston	TX	--	The Kroger Co.	1980	52,200	281	404	281
2017	3/31/2017	1610 South Westmoreland Ave.	Dallas	TX	--	Malone’s Food Stores, Ltd.	1960	70,910	358	479	376
2018	2/26/2018	4831 Whipple Ave., Northwest	Canton	OH	--	Best Buy Company, Inc.	1995	46,350	465	465	465
		399 Peachwood Centre Dr.	Spartanburg	SC	--	Best Buy Company, Inc.	1996	45,800	395	395	395
	9/30/2018	835 Julian Ave.	Thomasville	NC	--	Mighty Dollar, LLC	1983	23,767	70	70	0
	10/31/2018	10340 U.S. 19	Port Richey	FL	--	Kingswere Furniture, LLC	1980	53,280	346	346	400
	12/31/2018	1150 West Carl Sandburg Dr.	Galesburg	IL	--	Kmart Corporation	1992	94,970	395	329	0
		12080 Carmel Mountain Rd.	San Diego	CA	--	Sears Holdings Corporation	1993	107,210	449	751	0
		21082 Pioneer Plaza Dr.	Watertown	NY	--	Kmart Corporation	1993	120,727	663	482	0
		255 Northgate Dr.	Manteca	CA	--	Kmart Corporation	1993	107,489	705	555	0
		5350 Leavitt Rd.	Lorain	OH	--	Kmart Corporation	1993	193,193	997	731	0
		97 Seneca Trail	Fairlea	WV	--	Kmart Corporation	1993/1999	90,933	465	347	0
2021	1/31/2021	3040 Josey Ln.	Carrollton	TX	(16)	Ong’s Family, Inc.	1984	61,000	273	406	0

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2028	8/31/2028	9803 Edmonds Way	Edmonds	WA	--	Pudget Consumers Co-op d/b/a PCC Natural Markets	1981	35,459	603	603	0
N/A	N/A	1700 State Route 160	Port Orchard	WA	--	(Available for Lease)	1983	11,931	-	-	0
		5544 Atlanta Hwy.	Montgomery	AL	(16)	(Available for Lease)	1980/2007	60,698	-	-	0
	RETAIL TOTAL/WEIGHTED AVERAGE					96.4% Leased		1,997,427	$11,760	$12,937

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Consolidated Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Gross Book Value ($000) (14)	Sq.Ft.	Percentage Leased	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Debt Balance ($000)
MULTI-TENANT PROPERTIES (20)
Various	Various	10 John St.	Clinton	CT	(9)	Multi-Tenant	1972	3,195	41,188	0%	0	0	0
		100 East Shore Dr.	Glen Allen	VA	--	Multi-Tenant	1999	11,549	68,003	100%	1,372	1,352	19,427
		100 Light St.	Baltimore	MD	(19)	Multi-Tenant	1973/2009	222,761	474,498	75%	4,395	5,571	0
		130 East Shore Dr.	Glen Allen	VA	(17)	Multi-Tenant	2000	13,532	79,675	65%	593	739	0
		13430 North Black Canyon Fwy.	Phoenix	AZ	(15)	Multi-Tenant	1981/1982/ 2005/2007/ 2009	25,643	138,940	100%	2,073	2,065	0
		1500 Hughes Way	Long Beach	CA	(8)	Multi-Tenant	1981	118,381	490,555	67%	7,045	7,343	0
		160 Clairemont Ave.	Decatur	GA	--	Multi-Tenant	1983	19,894	121,686	79%	1,630	1,630	0
		207 Mockingbird Ln.	Johnson City	TN	(15)	Multi-Tenant	1979	10,120	60,684	100%	675	756	0
		2300 Litton Ln.	Hebron	KY	(15)	Multi-Tenant	1986/1996	9,740	80,441	100%	477	455	0
		350 Pine St.	Beaumont	TX	(15)	Multi-Tenant	1981	29,479	425,198	82%	4,075	4,255	0
		389-399 Interpace Hwy.	Parsipanny	NJ	(16)	Multi-Tenant	1999	108,185	340,240	87%	9,067	9,460	0
		421 Butler Farm Rd.	Hampton	VA	--	Multi-Tenant	2000	7,363	56,564	65%	446	443	0
		6050 Dana Way	Antioch	TN	--	Multi-Tenant	1999	26,203	674,528	62%	1,133	1,133	0
		6277 Sea Harbor Dr.	Orlando	FL	--	Multi-Tenant	1984	51,779	360,307	0%	83	83	0
		King St./1032 Fort St. Mall	Honolulu	HI	(15)	Multi-Tenant	1979/2002	47,079	318,451	95%	2,636	2,456	0
MULTI-TENANT TOTAL/WEIGHTED AVERAGE						69.2% Leased			3,730,958		$35,700	$37,741	$19,427

	TOTAL CONSOLIDATED PORTFOLIO/WEIGHTED AVERAGE					93.0% Leased			36,864,826		$306,197	$307,157

Footnotes
(1)	Square foot leased or vacant.
(2)	Twelve months ended 12/31/10 cash rent.
(3)	Twelve months ended 12/31/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Lexington has an 80.5% interest in this property.
(8)	Lexington has a 55.0% interest in this property.
(9)	Lexington has a 71.1% interest in this property.
(10)	Tenant exercised lease termination option effective 12/31/2011 and paid $6.8 million.
(11)	Lexington has a 57.8% interest in this property.
(12)	IBM lease expires 05/2013, however, new tenant (Problem Solved, LLC) lease expires 05/2014.
(13)	Property is classified as a capital lease for GAAP, accordingly $980 income is included in non-operating income.
(14)	Represents GAAP capitalized costs.
(15)	Property is collateral for secured credit facility.
(16)	Property disposed of subsequent to December 31, 2010.
(17)	Mortgage shown under 100 East Shore Dr., Glen Allen VA.
(18)	Property acquired 12/30/2010.
(19)	Includes parking operations.
(20)	The multi-tenanted properties incurred approximately $20.8 million in operating expenses, net for the twelve months ended December 31, 2010.
(21)	Subsequent to 12/31/10, lease extended to 6/30/19.
(22)	Subsequent to 12/31/10, new 15 year lease executed.

LEXINGTON REALTY TRUST
Property Leases and Vacancies - Net Lease Strategic Assets Fund Portfolio - 12/31/2010

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note		Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
NET LEASE STRATEGIC ASSETS FUND PROPERTIES
2011	6/30/2011	265 Lehigh St.	Allentown	PA	--		Wells Fargo Bank, N.A.	1980	71,230	349	2,936	0
	7/15/2011	19019 North 59th Ave.	Glendale	AZ	--		Honeywell International, Inc.	1986/1997/ 2000	252,300	2,452	3,109	0
2012	4/30/2012	3600 Army Post Rd.	Des Moines	IA	(6)		HP Enterprises, LLC	2000	405,000	2,998	2,968	0
	5/31/2012	101 Creger Dr.	Ft. Collins	CO	--		Lithia Real Estate, Inc. (Lithia Motors, Inc.)	1982	10,000	275	236	0
2013	5/31/2013	2401 Cherahala Blvd.	Knoxville	TN	--		AdvancePCS, Inc.	2002	59,748	900	900	0
	6/30/2013	420 Riverport Rd.	Kingsport	TN	--		Kingsport Power Company	1981	42,770	310	307	310
	10/14/2013	3943 Denny Ave.	Pascagoula	MS	--		Northrop Grumman Systems Corporation	1995	94,841	638	638	0
	12/31/2013	120 Southeast Pkwy. Dr.	Franklin	TN	--		Essex Group, Inc. (United Technologies Corporation)	1970/1983	289,330	735	654	735
2014	1/31/2014	1401 & 1501 Nolan Ryan Pkwy.	Arlington	TX	--		Siemens Shared Services, LLC	2003	236,547	2,723	2,680	0
	4/30/2014	12000 & 12025 Tech Center Dr.	Livonia	MI	(6)		Kelsey-Hayes Company (TRW Automotive, Inc.)	1987/1988/ 1990	180,230	2,050	2,074	0
	7/1/2014	70 Mechanic St.	Foxboro	MA	--		Invensys Systems, Inc. (Siebe, Inc.)	1965/1967/ 1971	251,914	3,131	2,719	2,562
	12/31/2014	324 Industrial Park Rd.	Franklin	NC	(5)		SKF USA, Inc.	1996	72,868	423	423	0
2015	6/30/2015	2935 Van Vactor Dr.	Plymouth	IN	--		Bay Valley Foods, LLC	2000/2003	300,500	797	809	853
		3711 San Gabriel	Mission	TX	--		VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2003	75,016	1,050	1,020	0
		2500 Patrick Henry Pkwy.	McDonough	GA	--		Georgia Power Company	1999	111,911	1,508	1,537	0
		1700 47th Ave North	Minneapolis	MN	(5)		Owens Corning Roofing and Asphalt, LLC	2003	18,620	606	606	0
	9/27/2015	9110 Grogans Mill Rd.	The Woodlands	TX	--		Baker Hughes, Inc.	1992	275,750	3,363	3,147	2,756
		2529 West Thorne Dr.	Houston	TX	--		Baker Hughes, Inc.	1982/1999	65,500	929	838	746
	10/31/2015	5201 West Barraque St.	Pine Bluff	AR	--		Entergy Services, Inc.	1964/1973	27,189	192	192	192
2016	1/31/2016	1600 Eberhardt Rd.	Temple	TX	--		Nextel of Texas (Nextel Finance Company)	2001	108,800	1,523	1,617	0
	5/31/2016	1200 Jupiter Rd.	Garland	TX	--		Raytheon Company	1980	278,759	1,506	2,053	1,506
	7/14/2016	1400 Northeast McWilliams Rd.	Bremerton	WA	--		Nextel West Corporation	2002	60,200	1,085	1,166	0
	11/30/2016	736 Addison Rd.	Erwin	NY	(6)		Corning, Inc.	2006	408,000	1,180	1,180	0
2017	12/31/2017	11411 North Kelly Ave.	Oklahoma City	OK	--		American Golf Corporation	1991/1996	13,924	475	479	0
2018	3/15/2018	601 & 701 Experian Pkwy.	Allen	TX	--		Experian Information Solutions, Inc. (Experian Holdings, Inc.)	1981/1983	292,700	3,073	3,539	0
	8/31/2018	3500 North Loop Rd.	McDonough	GA	--		Litton Loan Servicing, LP	2007	62,218	1,156	1,156	0
	9/30/2018	904 Industrial Rd.	Marshall	MI	--		Tenneco Automotive Operating Company, Inc. (Tenneco, Inc.)	1968/1972/ 2008	246,508	765	803	925
2019	1/31/2019	2999 Southwest 6th St.	Redmond	OR	--		VoiceStream PCS I, LLC (T-Mobile USA, Inc.)	2004	77,484	1,534	1,572	0
	6/28/2019	3265 East Goldstone Dr.	Meridian	ID	(6)		VoiceStream PCS Holding, LLC (T-Mobile USA, Inc.)	2004	77,484	1,276	1,364	0
	10/31/2019	17191 St. Luke's Way	The Woodlands	TX	--		Montgomery County Management Company, LLC	2004	41,000	798	986	0
		9601 Renner Blvd.	Lenexa	KS	(6)		VoiceStream PCS II Corporation (T-Mobile USA, Inc.)	2004	77,484	1,299	1,393	0
2020	5/31/2020	359 Gateway Dr.	Lavonia	GA	--		TI Group Automotive Systems, LLC (TI Automotive, Ltd.)	2005	133,221	1,200	1,200	0
	6/30/2020	10419 North 30th St.	Tampa	FL	--		Time Customer Service, Inc. (Time, Inc.)	1986	132,981	1,309	1,355	0
	8/31/2020	First Park Dr.	Oakland	ME	(6)		Omnipoint Holdings, Inc. (T-Mobile USA, Inc.)	2005	78,610	1,290	1,150	0
	11/30/2020	11555 University Blvd.	Sugar Land	TX	--		KS Management Services, LLP (St. Luke’s Episcopal Health System Corporation)	2005	72,683	1,129	1,251	0
2021	10/25/2021	6938 Elm Valley Dr.	Kalamazoo	MI	--		Dana Commercial Vehicle Products, LLC (Dana Holding Corporation and Dana Limited)	1999/2004	150,945	1,843	1,933	0
2022	6/30/2022	8555 South River Pkwy.	Tempe	AZ	(6	)(7)	ASM Lithography, Inc. (ASM Lithography Holding, NV)/DuPont Airproducts Nanomaterials LLC	1998	95,133	2,354	2,210	0
	7/31/2022	1440 East 15th St.	Tucson	AZ	--		CoxCom, Inc.	1988	28,591	530	550	0
2025	7/14/2025	590 Ecology Ln.	Chester	SC	--		Owens Corning, Inc.	2001/2005	420,597	2,185	2,169	1,678
2026	8/31/2026	25500 State Hwy. 249	Tomball	TX	--		Parkway Chevrolet, Inc. (Raymond Durdin and Jean W. Durdin)	2005	77,076	1,322	1,520	0

Year of Lease Expiration	Date of Lease Expiration	Property Location	City	State	Note	Primary Tenant (Guarantor)	Year Built/ Renovated/ Expanded	Sq.Ft. Leased or Available (1)	Cash Rent as of 12/31/2010 ($000) (2)	GAAP Base Rent as of 12/31/2010 ($000) (3)	Fixed Rent at Next Option ($000) (4)
2027	4/30/2027	2424 Alpine Rd.	Eau Claire	WI	(6)	Silver Spring Gardens, Inc. (Huntsinger Farms, Inc.)	1993/2004	159,000	931	1,169	0
N/A	N/A	109 Stevens St.	Jacksonville	FL	(8)	(Available for Lease)(Amounts represent prior tenant)	1959/1967	168,800	74	74	0
	NET LEASE STRATEGIC ASSETS FUND TOTAL/WEIGHTED AVERAGE					97.2% Leased		6,103,462	$55,266	$59,682

Footnotes
(1)	Square foot leased or vacant.
(2)	Twelve months ended 12/31/10 cash rent.
(3)	Twelve months ended 12/31/10 GAAP base rent.
(4)	Rent at option rate listed for those lease contracts where a set rent in dollars is specified, as it relates to Fixed Rent at Next Option.
(5)	Option rent lesser of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(6)	Option rent greater of the noted rent or a function of fair market value such as 100%, 95%, or 90%.
(7)	Current lease ends 06/2013, however, new tenant (DuPont Airproducts Nanomaterials LLC) lease expires 06/2022.
(8)	Subsequent to 12/31/10, new three year lease executed.

LEXINGTON REALTY TRUST
Lease Rollover Schedule by Property Type - Cash Basis
12/31/2010

	Office			Industrial			Retail
Year	Net Rentable Area	Cash Rent as of 12/31/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2010 ($000)	Annual Rent PSF	Net Rentable Area	Cash Rent as of 12/31/2010 ($000)	Annual Rent PSF
2011	586,236	$14,570	$24.85	400,522	$801	$2.00	37,214	$279	$7.50
2012	1,591,463	$23,343	$14.67	2,509,003	$8,563	$3.41	256,130	$2,105	$8.22
2013	1,389,209	$19,076	$13.73	639,800	$1,480	$2.31	263,010	$1,444	$5.49
2014	2,082,345	$36,429	$17.49	934,292	$2,405	$2.57	30,757	$185	$6.01
2015	1,720,195	$25,099	$14.59	150,000	$476	$3.17	56,837	$268	$4.72
2016	438,951	$5,202	$11.85	1,847,478	$7,877	$4.26	229,762	$1,295	$5.64
2017	377,877	$5,385	$14.25	1,652,811	$6,467	$3.91	70,910	$358	$5.05
2018	680,732	$10,816	$15.89	994,283	$2,305	$2.32	883,719	$4,950	$5.60
2019	1,282,606	$16,790	$13.09	1,621,875	$4,064	$2.51	-	$-	$-
2020	386,366	$5,950	$15.40	1,115,994	$6,044	$5.42	-	$-	$-
2021	436,285	$8,507	$19.50	2,756,458	$9,414	$3.42	61,000	$273	$4.48
2022	52,337	$1,532	$29.27	-	$-	$-	-	$-	$-
2023	693,699	$10,848	$15.64	-	$-	$-	-	$-	$-
2024	-	$-	$-	-	$-	$-	-	$-	$-
2025	145,200	$2,295	$15.81	2,138,214	$9,560	$4.47	-	$-	$-
2026 (2)	104,807	$8	$-	646,000	$1,976	$3.06	-	$-	$-
2027	-	$-	$-	-	$-	$-	-	$-	$-
2028	-	$-	$-	-	$-	$-	35,459	$603	$17.01
2029	410,041	$8,946	$21.82	-	$-	$-	-	$-	$-

Total/Weighted Average (1)	12,378,349	$194,796	$15.74	17,406,730	$61,432	$3.53	1,924,798	$11,760	$6.11

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.
(2)	Office property acquired 12/30/2010.

LEXINGTON REALTY TRUST
Lease Rollover Schedule - GAAP Basis
12/31/2010

Year	Number of Leases Expiring	GAAP Base Rent as of 12/31/2010 ($000)	Percent of GAAP Base Rent as of 12/31/2010
2011	8	$13,584	5.1%
2012	30	$33,061	12.4%
2013	21	$23,837	8.9%
2014	27	$39,830	14.9%
2015	13	$26,115	9.8%
2016	14	$15,190	5.7%
2017	8	$12,868	4.8%
2018	18	$17,799	6.7%
2019	7	$21,714	8.1%
2020	7	$13,046	4.9%
2021	9	$17,693	6.6%
2022	1	$1,661	0.6%
2023	3	$11,338	4.2%
2024	-	$-	-
2025	8	$12,162	4.6%
2026	2	$2,174	0.8%
2027	-	$-	-
2028	1	$603	0.2%
2029	2	$4,232	1.6%
Total (1)	179	$266,907	100.0%

Footnotes
(1)	Total shown may differ from detailed amounts due to rounding and does not include multi-tenant properties and parking operations.

LEXINGTON REALTY TRUST
Mortgage Loans Receivable
12/31/2010

Collateral
	City	State	Loan Balance ($000)(1)	Interest Rate	Maturity Date	Current Estimated Annual Debt Service ($000)(2)	Balloon Payment ($000)	Escrow Balance ($000)
Medical Facilities	Various (3)	TX	$10,707	15.00%	12/2011	$1,713	$10,637	$-
Office	Tampa (4)	FL	$7,610	6.93%	04/2011	$213	$7,527	$-
	Schaumburg (5)	IL	$18,700	15.00%	01/2012	$-	$18,700	$-
	Wilsonville	OR	$6,908	5.46%	12/2012	$580	$10,451	$1,623
	Westmont (6)	IL	$27,538	6.45%	10/2015	$2,090	$25,731	$4,431
	Southfield	MI	$8,715	4.55%	02/2015	$1,282	$5,810	$-
Retail	Various (7)	Various	$4,241	8.00%	07/2012	$2,268	$-	$-
	Austin	TX	$1,483	16.00%	10/2018	$-	$5,104	$-
	Tampa	FL	$192	8.00%	12/2020	$29	$-	$-
	Various	Various	$1,483	8.00%	02/2021	$194	$-	$-
	Various	Various	$811	8.00%	12/2021	$114	$-	$-
	Various	Various	$875	8.00%	03/2022	$74	$-	$-

	Total Mortgage Loans Receivable		$89,263			$8,557	$83,960	$6,054

Footnotes
(1)	Excludes net origination fees of $274.
(2)	Remaining collections for debt less than 12 months to maturity, all others are debt service for next 12 months.
(3)	Loan is interest only at a rate of 14.0% through February 2011, and 16.0% thereafter. Prepayment of $6.4 million plus defeasance of $1.0 million received 4Q 2010.
(4)	Borrower is Net Lease Strategic Assets Fund L.P.
(5)	Interest only payments to the extent of operating cash flow of underlying assets.
(6)	Escrow balance includes $4,249 in a collateral escrow account maintained by the borrower.
(7)	Prepayment of $2.7 million received 4Q 2010.

LEXINGTON REALTY TRUST
2010 Fourth Quarter Financing Summary

	DEBT RETIRED (1)
		Face ($000)	Satisfaction ($000)	Rate	Due Date
1	Irving, TX (2)	$24,453	$24,453	6.59%	10/2010
2	Parsippany, NJ (2)	$37,311	$37,311	6.35%	03/2011
3	Antioch, TN (2)	$12,796	$12,796	6.32%	10/2021
4	Salt Lake City, UT (3)	$36,402	$36,402	5.53%	10/2028
5	Contract Right - Long Beach, CA (4)	$14,452	$14,452	9.68%	01/2024
	TOTAL	$125,414	$125,414

Footnotes
(1)	Excludes $18,772 in revolving credit facility repayments.
(2)	Imputed interest rate.
(3)	Property sold 12/2010; loan assumed by buyer.
(4)	Lexington's ownership is 55%.

LEXINGTON REALTY TRUST
Debt Maturity Schedule
12/31/2010
($000)

Consolidated Properties

Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments	Corporate Debt
2011	$30,657	$12,877	$-
2012	31,139	191,034	62,150	(1)
2013	27,271	234,937	60,551
2014	26,960	235,852	-
2015	17,375	269,941	-
	$133,402	$944,641	$122,701

Non-Consolidated Investments - LXP Proportionate Share

Year	Real Estate Scheduled Amortization	Real Estate Balloon Payments
2011	$2,705	$7,721	(2)
2012	2,808	3,323
2013	2,953	2,496
2014	2,578	4,061
2015	2,519	6,960
	$13,563	$24,561

Footnotes
(1)	Assumes debt is put to Lexington in 2012, stated maturity date is January, 2027.
(2)	$1,129 is due to Lexington.

LEXINGTON REALTY TRUST
2011 Mortgage Maturities by Property Type
12/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2010 ($000)	GAAP Base Rent as of 12/31/2010 ($000)
Office	100 Barnes Rd.	Wallingford	CT	44,400	$3,187	05/2011	06/2018	$6,100	$680	$507
Industrial	291 Park Center Dr.	Winchester	VA	344,700	$9,690	08/2011	05/2016	$18,865	$1,608	$1,529

	Total 2011 Mortgage Maturities			389,100	$12,877			$24,965	$2,288	$2,036

Footnotes
(1)	Represents GAAP capitalized costs.

LEXINGTON REALTY TRUST
2012 Mortgage Maturities by Property Type
12/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2010 ($000)	GAAP Base Rent as of 12/31/2010 ($000)
Office	1315 West Century Dr.	Louisville	CO	106,877	$7,195	01/2012	04/2017	$16,933	$1,473	$1,600
	2000 Eastman Dr.	Milford	OH	221,215	$12,686	02/2012	04/2016	$26,627	$2,486	$1,823
	26210 and 26220 Enterprise Court	Lake Forest	CA	100,012	$9,708	02/2012	01/2012	$17,211	$1,972	$1,792
	200 Lucent Ln.	Cary	NC	124,944	$12,543	05/2012	09/2011	$23,881	$2,297	$2,059
	2050 Roanoke Rd.	Westlake	TX	130,290	$17,829	05/2012	12/2011	$32,697	$3,660	$3,455
	3940 South Teller St.	Lakewood	CO	68,165	$7,890	05/2012	03/2012	$12,155	$1,222	$867
	37101 Corporate Dr.	Farmington Hills	MI	119,829	$17,724	09/2012	12/2011	$32,876	$5,111	$3,537
	4455 American Way	Baton Rouge	LA	70,100	$5,948	10/2012	10/2012	$13,868	$1,134	$1,114
	1110 Bayfield Dr.	Colorado Springs	CO	166,575	$10,272	12/2012	11/2013	$19,579	$1,598	$1,599
Industrial	245 Salem Church Rd.	Mechanicsburg	PA	252,000	$4,514	01/2012	12/2012	$9,051	$869	$866
	34 East Main St. (2)	New Kingstown	PA	179,200	$2,914	01/2012	NA	$5,281	$-	$-
	6 Doughten Rd. (3)	New Kingstown	PA	330,000	$6,116	01/2012	NA	$12,342	$-	$-
	3820 Micro Dr.	Millington	TN	701,819	$16,222	05/2012	09/2021	$24,870	$2,440	$2,330
	101 Michelin Dr.	Laurens	SC	1,164,000	$14,022	09/2012	08/2012	$34,370	$3,413	$3,304
	7111 Crabb Rd.	Temperance	MI	744,570	$9,400	09/2012	08/2012	$21,188	$2,287	$2,214
	19500 Bulverde Rd.	San Antonio	TX	559,258	$26,025	10/2012	03/2016	$41,882	$3,330	$3,429
	43955 Plymouth Oaks Blvd.	Plymouth	MI	290,133	$10,026	12/2012	10/2012	$19,161	$1,886	$1,834

	Total 2012 Mortgage Maturities			5,328,987	$191,034			$363,972	$35,178	$31,823

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Loan satisfied subsequent to quarter end.
(3)	Lexington has suspended debt service payments.

LEXINGTON REALTY TRUST
2013 Mortgage Maturities by Property Type
12/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2010 ($000)	GAAP Base Rent as of 12/31/2010 ($000)
Office	3476 Stateview Blvd.	Fort Mill	SC	169,083	$9,904	01/2013	05/2014	$18,079	$2,562	$2,535
	9201 East Dry Creek Rd.	Centennial	CO	128,500	$13,555	02/2013	09/2017	$26,922	$2,260	$2,383
	12600 Gateway Blvd.	Fort Meyers	FL	62,400	$8,550	05/2013	01/2013	$13,561	$1,119	$1,093
	200 Executive Blvd. South	Southington	CT	153,364	$12,228	05/2013	12/2012	$26,737	$1,679	$1,624
	275 South Valencia Ave. (2)	Brea	CA	637,503	$73,071	05/2013	06/2012	$118,929	$8,710	$8,794
	5757 Decatur Blvd.	Indianapolis	IN	89,956	$8,580	05/2013	08/2012	$15,220	$1,417	$1,591
	810 & 820 Gears Rd.	Houston	TX	157,790	$15,737	05/2013	01/2013	$26,819	$2,273	$2,251
	8900 Freeport Pkwy.	Irving	TX	268,445	$36,466	05/2013	03/2023	$59,730	$4,460	$4,484
	6303 Barfield Rd.	Atlanta	GA	238,600	$40,356	05/2013	05/2013	$62,264	$4,831	$4,882
	2211 South 47th St.	Phoenix	AZ	176,402	$16,490	09/2013	11/2012	$24,631	$2,408	$2,259

	Total 2013 Mortgage Maturities			2,082,043	$234,937			$392,892	$31,719	$31,896
Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Subsequent to 12/31/10, lease extended to 6/30/19.

LEXINGTON REALTY TRUST
2014 Mortgage Maturities by Property Type
12/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2010 ($000)	GAAP Base Rent as of 12/31/2010 ($000)
Office	33 Commercial St.	Foxboro	MA	164,689	$-	01/2014	07/2015	$29,238	$3,505	$3,505
	1275 Northwest 128th St.	Clive	IA	61,180	$5,151	05/2014	01/2012	$10,599	$799	$799
	3480 Stateview Blvd.	Fort Mill	SC	169,218	$18,311	05/2014	05/2014	$29,174	$3,516	$3,458
	1701 Market St. (2)	Philadelphia	PA	305,170	$43,520	07/2014	Various	$69,886	$7,134	$7,137
	10300 Kincaid Dr.	Fishers	IN	193,000	$10,466	08/2014	01/2020	$28,233	$3,016	$3,425
	3965 Airways Blvd.	Memphis	TN	521,286	$47,270	09/2014	06/2019	$116,410	$6,776	$7,013
	500 Jackson St.	Columbus	IN	390,100	$26,399	09/2014	07/2019	$53,821	$4,426	$4,540
	6226 West Sahara Ave.	Las Vegas	NV	282,000	$32,118	09/2014	01/2029	$64,735	$8,043	$4,232
	22011 Southeast 51st St./5150 220th Ave.	Issaquah	WA	202,544	$30,388	12/2014	12/2014	$51,195	$4,148	$4,039
	275 Technology Dr.	Canonsburg	PA	107,872	$9,095	12/2014	12/2014	$15,739	$1,429	$1,378
Industrial	2415 US Hwy. 78 East	Moody	AL	595,346	$6,350	01/2014	01/2014	$11,575	$1,054	$1,054
	1109 Commerce Blvd. (3)	Swedesboro	NJ	262,644	$6,784	04/2014	NA	$14,695	$-	$-

	Total 2014 Mortgage Maturities			3,255,049	$235,852			$495,300	$43,846	$40,580

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Lexington has an 80.5% interest in the property.
(3)	Property sold 01/2011, mortgage assumed by buyer.

LEXINGTON REALTY TRUST
2015 Mortgage Maturities by Property Type
12/31/2010

	Property Location	City	State	Net Rentable Area	Mortgage Balance at Maturity ($000)	Maturity Date	Tenant Lease Expires	Gross Book Value ($000) (1)	Cash Rent as of 12/31/2010 ($000)	GAAP Base Rent as of 12/31/2010 ($000)
Office	101 East Erie St.	Chicago	IL	230,704	$29,900	01/2015	03/2014	$56,548	$4,148	$5,018
	400 East Stone Ave. (2)	Greenville	SC	128,041	$9,000	01/2015	12/2029	$10,577	$903	$-
	4201 Marsh Ln.	Carrollton	TX	130,000	$12,022	01/2015	11/2018	$22,146	$1,927	$1,975
	13775 McLearen Rd.	Herndon	VA	125,293	$10,359	04/2015	04/2015	$25,443	$2,111	$2,134
	10475 Crosspoint Blvd.	Indianapolis	IN	141,047	$11,205	05/2015	10/2019	$22,463	$2,109	$2,274
	100, 120, 130 East Shore Dr.	Glen Allen	VA	224,723	$18,321	05/2015	Various	$38,166	$2,769	$2,875
	1311 Broadfield Blvd.	Houston	TX	155,040	$14,431	05/2015	03/2021	$29,917	$3,061	$2,623
	1409 Centerpoint Blvd.	Knoxville	TN	84,404	$6,658	05/2015	10/2014	$12,604	$1,639	$1,621
	2550 Interstate Dr.	Harrisburg	PA	81,859	$7,792	05/2015	12/2013	$15,135	$1,862	$1,870
	2706 Media Center Dr.	Los Angeles	CA	83,252	$9,760	05/2015	Various	$18,070	$1,725	$1,468
	2800 Waterford Lake Dr.	Midlothian	VA	99,057	$9,055	05/2015	10/2014	$15,844	$2,035	$2,015
	333 Mt. Hope Ave.	Rockaway	NJ	95,500	$14,900	05/2015	09/2014	$29,295	$2,244	$2,123
	4000 Johns Creek Pkwy.	Suwanee	GA	87,219	$10,502	05/2015	Various	$16,612	$1,679	$1,638
	4848 129th East Ave.	Tulsa	OK	101,100	$6,517	05/2015	01/2011	$13,018	$1,434	$1,434
	6200 Northwest Pkwy.	San Antonio	TX	142,500	$11,167	05/2015	11/2017	$19,815	$1,652	$1,866
	16676 Northchase Dr.	Houston	TX	101,111	$11,282	05/2015	07/2014	$19,267	$1,638	$1,629
	4001 International Pkwy.	Carrollton	TX	138,443	$18,710	07/2015	07/2015	$30,859	$3,195	$3,195
	12645 West Airport Rd.	Sugar Land	TX	165,836	$6,286	09/2015	09/2015	$19,436	$2,094	$1,946
	10001 Richmond Ave.	Houston	TX	554,385	$18,161	09/2015	09/2015	$73,343	$8,163	$7,375
Industrial	10000 Business Blvd.	Dry Ridge	KY	336,350	$5,442	07/2015	06/2025	$15,227	$1,346	$1,346
	301 Bill Bryan Rd.	Hopkinsville	KY	424,904	$7,811	07/2015	06/2025	$19,066	$1,687	$1,687
	4010 Airpark Dr.	Owensboro	KY	211,598	$4,821	07/2015	06/2025	$13,598	$1,208	$1,208
	730 North Black Branch Rd.	Elizabethtown	KY	167,770	$2,515	07/2015	06/2025	$6,055	$537	$537
	750 North Black Branch Rd.	Elizabethtown	KY	539,592	$13,324	07/2015	06/2025	$32,222	$2,838	$2,838

	Total 2015 Mortgage Maturities			4,549,728	$269,941			$574,726	$54,004	$52,695

Footnotes
(1)	Represents GAAP capitalized costs.
(2)	Property is classified as a capital lease for GAAP, accordingly $980 income is included in non-operating income.

LEXINGTON REALTY TRUST
Consolidated Properties: Mortgages and Notes Payable
12/31/2010

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Wallingford, CT		$3,202	4.926%	05/2011	$68	$3,187
Winchester, VA	(b)	9,861	6.346%	08/2011	591	9,690
Louisville, CO		7,310	5.830%	01/2012	544	7,195
New Kingston, PA	(s)	6,490	7.790%	01/2012	-	6,116
Mechanicsburg, PA		4,652	7.780%	01/2012	500	4,514
New Kingston, PA	(c)	3,092	7.780%	01/2012	-	2,914
Milford, OH	(b)	13,727	6.612%	02/2012	1,822	12,686
Lake Forest, CA		9,888	7.260%	02/2012	901	9,708
Westlake, TX	(b)	18,219	5.392%	05/2012	1,280	17,829
Millington, TN		16,630	5.247%	05/2012	1,181	16,222
Cary, NC	(b)	12,684	5.584%	05/2012	826	12,543
Lakewood, CO		8,094	5.097%	05/2012	566	7,890
Farmington Hills, MI	(b)	18,436	5.723%	09/2012	1,500	17,724
Laurens, SC	(b)	14,899	5.911%	09/2012	1,396	14,022
Temperance, MI	(b)	9,988	5.912%	09/2012	936	9,400
Baton Rouge, LA	(b)	6,158	5.333%	10/2012	443	5,948
San Antonio, TX		27,058	6.080%	10/2012	2,260	26,025
Plymouth, MI	(b)	10,800	5.964%	12/2012	1,026	10,026
Colorado Springs, CO	(b)	10,744	5.996%	12/2012	887	10,272
Fort Mill, SC		10,330	6.000%	01/2013	839	9,904
Centennial, CO	(b)(r)	14,341	5.724%	02/2013	1,177	13,555
Brea, CA	(b)	75,492	5.734%	05/2013	5,361	73,071
Atlanta, GA		42,211	5.268%	05/2013	3,004	40,356
Irving, TX	(b)	37,959	5.452%	05/2013	2,702	36,466
Houston, TX		16,467	5.218%	05/2013	1,166	15,737
Southington, CT		12,796	5.018%	05/2013	890	12,228
Indianapolis, IN		8,981	5.168%	05/2013	633	8,580
Fort Meyers, FL		8,836	5.268%	05/2013	592	8,550
Phoenix, AZ		17,663	6.270%	09/2013	1,527	16,490
Foxboro, MA	(b)	11,233	6.000%	01/2014	3,270	-
Moody, AL		6,829	4.978%	01/2014	493	6,350
Swedesboro, NJ	(b)(c)	7,087	5.545%	04/2014	482	6,784
Clive, IA		5,514	5.139%	05/2014	387	5,151
Fort Mill, SC		19,391	5.373%	05/2014	1,364	18,311
Philadelphia, PA	(p)	46,540	5.060%	07/2014	3,178	43,520
Fishers, IN		11,298	6.375%	08/2014	932	10,466
Columbus, IN	(i)	25,831	6.150%	09/2014	1,611	25,831
Las Vegas, NV	(i)	31,427	6.150%	09/2014	1,960	31,427
Memphis, TN	(i)	46,253	6.150%	09/2014	2,884	46,253
Columbus, IN	(i)	604	7.500%	09/2014	54	568
Las Vegas, NV	(i)	736	7.500%	09/2014	66	691
Memphis, TN	(i)	1,082	7.500%	09/2014	97	1,017
Issaquah, WA	(b)	31,672	5.665%	12/2014	2,113	30,388
Canonsburg, PA	(b)	9,080	5.426%	12/2014	489	9,095
Chicago, IL	(b)	29,314	5.639%	01/2015	1,548	29,900
Greenville, SC		9,000	5.500%	01/2015	495	9,000
Carrollton, TX		13,196	5.530%	01/2015	993	12,022
Herndon, VA	(b)	11,371	5.885%	04/2015	888	10,359

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Glen Allen, VA	(b)	19,427	5.377%	05/2015	1,292	18,321
Houston, TX		15,818	5.160%	05/2015	1,114	14,431
Rockaway, NJ		14,900	5.292%	05/2015	799	14,900
Houston, TX		12,358	5.210%	05/2015	874	11,282
Indianapolis, IN		12,282	5.160%	05/2015	865	11,205
San Antonio, TX		12,208	5.340%	05/2015	875	11,167
Atlanta, GA		11,240	5.260%	05/2015	751	10,502
Los Angeles, CA		10,692	5.110%	05/2015	750	9,760
Richmond, VA		9,904	5.310%	05/2015	708	9,055
Harrisburg, PA		8,547	5.110%	05/2015	599	7,792
Knoxville, TN		7,282	5.310%	05/2015	520	6,658
Tulsa, OK		7,153	5.060%	05/2015	499	6,517
Carrollton, TX	(b)	19,874	5.725%	07/2015	1,382	18,710
Elizabethtown, KY	(j)	14,749	4.990%	07/2015	1,041	13,324
Hopkinsville, KY		8,647	4.990%	07/2015	610	7,811
Dry Ridge, KY	(n)	6,024	4.990%	07/2015	425	5,442
Owensboro, KY	(n)	5,337	4.990%	07/2015	377	4,821
Elizabethtown, KY	(j)	2,784	4.990%	07/2015	196	2,515
Houston, TX	(b)	46,930	6.250%	09/2015	8,159	18,161
Sugar Land, TX	(b)	12,199	6.250%	09/2015	2,083	6,286
Bridgewater, NJ		14,805	5.732%	03/2016	988	13,825
Omaha, NE		8,412	5.610%	04/2016	621	7,560
Tempe, AZ		7,945	5.610%	04/2016	586	7,140
Lisle, IL		10,169	6.500%	06/2016	793	9,377
Dallas, TX	(b)	18,505	5.939%	07/2016	1,136	18,365
Rochester, NY	(f)	18,301	6.210%	08/2016	1,383	16,765
Statesville, NC	(f)	13,726	6.210%	08/2016	1,037	12,574
Rockford, IL	(f)	6,710	6.210%	08/2016	508	6,153
Glenwillow, OH		16,557	6.130%	09/2016	1,240	15,132
Memphis, TN		3,852	5.710%	01/2017	275	3,484
Orlando, FL		9,975	5.722%	02/2017	579	9,309
Dubuque, IA		10,103	5.402%	06/2017	733	8,725
Shreveport, LA		19,000	5.690%	07/2017	1,096	19,000
McDonough, GA		23,000	6.110%	11/2017	1,425	21,651
Lorain, OH	(b)	1,250	7.750%	07/2018	108	-
Manteca, CA	(b)	883	7.750%	07/2018	77	-
Watertown, NY	(b)	830	7.750%	07/2018	72	-
Lewisburg, WV	(b)	583	7.750%	07/2018	51	-
San Diego, CA	(b)	563	7.750%	07/2018	49	-
Galesburg, IL	(b)	495	7.750%	07/2018	43	-
Boston, MA		13,359	6.100%	12/2018	996	11,520
North Berwick, ME		11,036	3.560%	04/2019	1,532	-
Overland Park, KS	(b)	36,797	5.891%	05/2019	2,657	31,867
Kansas City, MO	(b)	17,552	5.883%	05/2019	1,268	15,182
Streetsboro, OH	(b)	18,996	5.749%	09/2019	1,344	16,338
Boca Raton, FL		20,400	6.470%	02/2020	1,338	18,383
Wall, NJ	(b)	26,797	6.250%	01/2021	3,106	-
Charleston, SC		7,350	5.850%	02/2021	436	6,632
Durham, NH	(b)	17,921	6.750%	03/2021	1,219	-

Property	Footnotes	Debt Balance ($000)	Interest Rate (%)	Maturity (a)	Current Estimated Annual Debt Service ($000) (d)	Balloon Payment ($000)
Whippany, NJ		15,701	6.298%	11/2021	1,344	10,400
Dillon, SC		21,546	5.974%	02/2022	1,832	13,269
Subtotal/Wtg. Avg./Years Remaining (l)		$1,425,940	5.762%	4.4	$111,713	$1,237,292

Corporate
Term Loan	(h)(k)	$35,551	5.520%	03/2013	$1,990	$35,551
Term Loan	(h)(k)	25,000	5.520%	03/2013	1,399	25,000
Exchangeable Notes	(e)(m)	62,150	5.450%	01/2027	3,387	62,150
Convertible Notes	(o)(q)	115,000	6.000%	01/2030	6,900	115,000
Trust Preferred Notes	(g)	129,120	6.804%	04/2037	8,785	129,120
Subtotal/Wtg. Avg./Years Remaining (l)		$366,821	6.111%	11.7	$22,461	$366,821
Total/Wtg. Avg./Years Remaining (l)		$1,792,761	5.834%	5.9	$134,174	$1,604,113

Footnotes
(a)	Subtotal and total based on weighted average term to maturity (or put dates) shown in years based on debt balance.
(b)	Debt balances based upon imputed interest rates.
(c)	Loan satisfied subsequent to quarter end.
(d)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for next 12 months.
(e)	Holders have the right to put notes to the Company commencing 2012 and every five years thereafter.
(f)	Properties are cross-collateralized properties.
(g)	Rate fixed through 04/2017, thereafter LIBOR plus 170 bps.
(h)	Rate is swapped to fixed rate through maturity.
(i)	Properties are cross-collateralized properties.
(j)	Properties are cross-collateralized properties.
(k)	Represents full payable of loans, discount of $2,183 excluded from balance.
(l)	Total shown may differ from detailed amounts due to rounding.
(m)	Represents full payable of notes, discount of $712 excluded from balance.
(n)	Properties are cross-collateralized properties.
(o)	Holders have the right to redeem the notes on 01/15/17, 01/15/20 and 01/15/25.
(p)	Lexington has an 80.5% interest in this property.
(q)	Represents full payable of notes, discount of $11,789 excluded from balance.
(r)	Maturity date represents lender call date.
(s)	Debt service payments have been suspended by Lexington.

LEXINGTON REALTY TRUST
Non- Consolidated Investments: Mortgages & Notes Payable
12/31/2010

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Harpard	$44	12	9.875%	01/2011	$44	$-	$-
Net Lease Strategic (5)	7,565	1,135	6.930%	04/2011	213	7,527	1,129
Net Lease Strategic	13,412	2,012	7.400%	04/2011	295	13,365	2,005
Net Lease Strategic	30,582	4,587	5.126%	05/2011	523	30,582	4,587
Taber	152	41	10.125%	06/2011	156	-	-
Jayal	449	133	11.500%	03/2012	365	-	-
Net Lease Strategic	22,562	3,384	5.147%	05/2012	1,491	22,153	3,323
Net Lease Strategic	7,437	1,116	7.670%	01/2013	2,817	-	-
Net Lease Strategic	12,696	1,904	5.148%	05/2013	894	12,144	1,822
Net Lease Strategic	4,759	714	5.950%	09/2013	381	4,496	674
Net Lease Strategic	19,866	2,980	5.810%	02/2014	1,551	18,588	2,788
Net Lease Strategic	9,117	1,368	5.616%	04/2014	697	8,484	1,273
Net Lease Strategic	962	144	8.500%	04/2015	271	-	-
Net Lease Strategic	16,455	2,468	5.411%	05/2015	1,189	15,087	2,263
Net Lease Strategic - Oklahoma TIC	14,637	878	5.240%	05/2015	976	13,673	820
Net Lease Strategic	12,279	1,842	5.212%	06/2015	836	11,349	1,702
Net Lease Strategic	5,941	891	5.783%	06/2015	462	5,371	806
Net Lease Strategic	18,027	2,704	8.036%	09/2015	3,352	6,925	1,039
Net Lease Strategic	5,181	777	8.036%	09/2015	925	2,203	330
Net Lease Strategic	8,340	1,251	6.090%	01/2016	668	7,446	1,117
Net Lease Strategic	2,070	311	9.500%	03/2016	506	-	-
Net Lease Strategic	6,165	925	6.090%	04/2016	494	5,465	820
Net Lease Strategic	6,332	950	6.315%	09/2016	497	5,723	858
One Summit	14,928	4,478	9.375%	10/2016	3,344	-	-
Net Lease Strategic	8,938	1,341	6.063%	11/2016	683	8,023	1,203
One Summit	9,804	2,941	10.625%	11/2016	2,239	-	-
Net Lease Strategic	8,696	1,304	5.910%	10/2018	728	6,624	994
Net Lease Strategic	9,569	1,435	6.010%	08/2019	753	7,658	1,149
Net Lease Strategic	7,500	1,125	6.507%	11/2019	525	6,692	1,004

Joint Venture	Debt Balance ($000)	LXP Proportionate Share ($000) (3)	Interest Rate (%)	Maturity	Current Estimated Annual Debt Service ($000) (4)	Balloon Payment ($000)	Proportionate Share Balloon Payment ($000) (3)
Net Lease Strategic	9,664	1,450	6.270%	12/2019	774	7,755	1,163
Net Lease Strategic	8,704	1,306	9.800%	02/2020	1,917	-	-
Net Lease Strategic	9,774	1,466	5.930%	10/2020	750	7,660	1,149
Net Lease Strategic	9,035	1,355	5.460%	12/2020	741	5,895	884
Net Lease Strategic	9,277	1,392	5.640%	01/2021	692	7,018	1,053
Net Lease Strategic	11,612	1,742	5.380%	08/2025	1,144	362	54
Total/Wtg. Avg. (1)/Years Remaining (2)	$342,531	$53,862	6.641%	4.9	$33,893	$248,268	$36,009

Footnotes
(1)	Weighted average interest rate based on proportionate share.
(2)	Weighted average years remaining on maturities based on proportionate debt balance.
(3)	Total balance shown may differ from detailed amounts due to rounding.
(4)	Remaining payments for debt with less than 12 months to maturity, all others are debt service for 12 months.
(5)	Lender is Lexington.

LEXINGTON REALTY TRUST
Partnership Interests
Twelve Months Ended December 31, 2010
($000)

Noncontrolling Interest Properties - Partners' Proportionate Share (1)

EBITDA	$2,802
Interest expense	$948
Depreciation and amortization	$1,936

Non-Consolidated Net Leased Real Estate - Lexington's Share

EBITDA	$30,992
Interest expense	$3,693

Footnotes
(1)	Excludes discontinued operations and OP unit noncontrolling interests.

LEXINGTON REALTY TRUST
Selected Balance Sheet Account Detail
12/31/2010
($000)

Other assets	$56,172

The components of other assets are:

Deposits, including forward purchase equity commitment	$29,445
Investments, primarily capital lease	10,590
Equipment	1,024
Prepaids	3,248
Other receivables	1,040
Deferred lease incentives	8,568
Other	2,257

Accounts payable and other liabilities	$51,292

The components of accounts payable and other liabilities are:

Accounts payable and accrued expenses	$16,007
CIP accruals and other	11,721
Taxes	1,276
Deferred lease costs	5,984
Subordinated notes	2,076
Deposits	1,397
Escrows	2,226
Sale/leaseback financing obligation	4,750
Transaction costs	575
Derivative liability	5,280

LEXINGTON REALTY TRUST
Revenue Data
12/31/2010
($000)

Base Rent Estimates for Current Assets
Year	Cash (1)	GAAP (1)
2011	$292,963	$293,605
2012	$266,049	$267,324
2013	$231,355	$231,244
2014	$194,474	$197,477
2015	$162,646	$164,429

Other Revenue Data
Asset Class	GAAP Base Rent as of 12/31/10 (2)	Percentage
Office	$193,878	63.1%
Industrial	$62,601	20.4%
Retail	$12,937	4.2%
Multi-tenant	$37,741	12.3%
	$307,157	100.0%

Credit Ratings (3)
Investment Grade	$145,375	47.3%
Non-Investment Grade	$49,445	16.1%
Unrated	$112,337	36.6%
	$307,157	100.0%

Footnotes
(1)
Amounts assume (1) lease terms for non-cancellable periods only, (2) that all below market leases are renewed by the tenants at the option rate and (3) that no new or renegotiated leases are entered into for any other property.  Excludes properties sold through February 22, 2011.

(2)	Twelve months ended 12/31/2010 GAAP base rent recognized for consolidated properties owned as of 12/31/2010.
(3)	Credit ratings are based upon either tenant, guarantor or parent. Generally, all multi-tenant assets are included in unrated.

LEXINGTON REALTY TRUST
Top 20 Markets
12/31/2010

	Core Based Statistical Area (2)	Percent of GAAP Base Rent as of 12/31/10 (1)
1	Dallas-Fort Worth-Arlington, TX	8.0%
2	New York-Northern New Jersey-Long Island, NY-NJ-PA	6.9%
3	Los Angeles-Long Beach-Santa Ana, CA	6.3%
4	Houston-Sugar Land-Baytown, TX	5.2%
5	Memphis, TN-MS-AR	4.3%
6	Atlanta-Sandy Springs-Marietta, GA	4.1%
7	Kansas City, MO-KS	3.4%
8	Detroit-Warren-Livonia, MI	2.9%
9	Orlando-Kissimmee, FL	2.6%
10	Indianapolis-Carmel, IN	2.4%
11	Boston-Cambridge-Quincy, MA-NH	2.3%
12	Philadelphia-Camden-Wilmington, PA-NJ-DE-MD	2.3%
13	Chicago-Naperville-Joliet, IL-IN-WI	2.2%
14	Charlotte-Gastonia-Concord, NC-SC	2.0%
15	Phoenix-Mesa-Scottsdale, AZ	1.9%
16	Baltimore-Towson, MD	1.8%
17	Washington-Arlington-Alexandria, DC-VA-MD-WV	1.8%
18	San Antonio, TX	1.7%
19	Seattle-Tacoma-Bellevue, WA	1.6%
20	Richmond, VA	1.6%
	Total Top 20 Markets (3)	65.3%

Footnotes
(1)	Twelve months ended 12/31/2010 GAAP base rent recognized for consolidated properties owned as of 12/31/2010.
(2)
A Core Based Statistical Area is the official term for a functional region based around an urban center of at least 10,000 people, based on standards published by the Office of Management and Budget (OMB) in 2000. These standards are used to replace the definitions of metropolitan areas that were defined in 1990.

(3)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Tenant Industry Diversification
12/31/2010

Industry Category	Percent of GAAP Base Rent as of 12/31/10 (1)
Finance/Insurance	12.8%
Automotive	9.6%
Energy	9.5%
Consumer Products	9.5%
Technology	8.8%
Food	7.4%
Service	6.6%
Healthcare	6.3%
Transportation/Logistics	6.2%
Construction/Materials	3.8%
Telecommunications	3.7%
Media/Advertising	3.6%
Aerospace/Defense	3.0%
Printing/Production	2.6%
Retail Department & Discount	1.8%
Real Estate	1.2%
Education	1.1%
Apparel	1.0%
Retail - Specialty	0.8%
Security	0.6%
Retail - Electronics	0.3%
Total (2)	100.0%

Footnotes
(1)	Twelve months ended 12/31/2010 GAAP base rent recognized for consolidated properties owned as of 12/31/2010.
(2)	Total shown may differ from detailed amounts due to rounding.

LEXINGTON REALTY TRUST
Top 10 Tenants or Guarantors
12/31/2010

Tenants or Guarantors	Number of Leases	Sq. Ft. Leased	Sq. Ft. Leased as a Percent of Consolidated Portfolio (2)	GAAP Base Rent as of 12/31/10 ($000) (1)	Percent of GAAP Base Rent as of 12/31/10 ($000) (1)
Bank of America, NA	8	691,893	1.9%	$9,642	3.1%
Baker Hughes, Inc.	2	720,221	2.0%	$9,321	3.0%
Dana Holding Corporation and Dana Limited	6	1,902,414	5.2%	$8,300	2.7%
Federal Express Corporation	2	641,286	1.7%	$7,416	2.4%
Morgan, Lewis & Bockius, LLC (3)	1	290,565	0.8%	$6,639	2.2%
Swiss Re America Holding Corporation	2	476,123	1.3%	$6,609	2.2%
CEVA Logistics U.S., Inc. (TNT Logistics Holdings, B.V.)	3	2,503,916	6.8%	$6,572	2.1%
Wells Fargo Bank, N.A.	2	338,301	0.9%	$5,993	2.0%
International Business Machines Corporation (Internet Security Systems, Inc.)	2	289,000	0.8%	$5,912	1.9%
JPMorgan Chase Bank, National Association	3	430,375	1.2%	$5,401	1.8%
	31	8,284,094	22.6%	$71,805	23.4%
Footnotes
(1)	Twelve months ended 12/31/2010 GAAP base rent recognized for consolidated properties owned as of 12/31/2010.
(2)	Total shown may differ from detailed amounts due to rounding.
(3)	Includes parking garage operations, Lexington has an 80.5% interest in this property.

Investor Information

Transfer Agent	Investor Relations

BNY Mellon Shareowner Services	Patrick Carroll
480 Washington Blvd.	Executive Vice President and Chief Financial Officer
Jersey City NJ 07310-1900	Telephone (direct)	(212) 692-7215
(800) 850-3948	Facsimile (main)	(212) 594-6600
www.bnymellon.com/shareowner/isd	E-mail	pcarroll@lxp.com

Research Coverage

Barclays Capital		Morgan, Keegan & Co., Inc.
Ross L. Smotrich	(212) 526-2306	Stephen C. Swett	(212) 508-7585

Friedman, Billings, Ramsey		Raymond James & Assoc.
Gabe Poggi	(703) 469-1141	Paul Puryear	(727) 567-2253

J.P. Morgan Chase		Stifel Nicolaus
Anthony Paolone	(212) 622-6682	John W. Guinee	(443) 224-1307

Keefe, Bruyette & Woods		Wells Fargo Securities, LLC
Sheila K. McGrath	(212) 887-7793	Todd J. Stender	(212) 214-8067